Rule 497(e)
1933 Act Registration No. 33-7699
1940 Act Registration No. 811-4786

                Ariel Growth Fund (d/b/a Ariel Investment Trust)
                       Supplement dated November 6, 1995
                               to the Prospectus
                             dated October 1, 1995

A

SPECIAL INVITATION

TO

INVEST


(This is a supplement dated November 6, 1995 to the Ariel Premier Bond Fund, Institutional Class prospectus dated October 1, 1995)







Ariel Mutual Funds is pleased to offer individual investors the opportunity to invest in the new Ariel Premier Bond Fund, Institutional Class at the special lowered minimum of $1,000.00, or $50.00 a month through the Automatic Investment Program. Normally, this Class of shares is limited to investors with a minimum investment of $1,000,000.00.

This offer will extend until the Ariel Premier Bond Fund, Investor Class is available to the investing public. The one difference between the two classes of shares is that the Investor Class will have higher expenses. The expenses for the Institutional Class are outlined in the enclosed prospectus and for the Investor Class in this supplement.

During this special offer, individuals who invest $25,000.00 or more in the Ariel Premier Bond Fund, Institutional Class will be permitted to remain in the Institutional Class with its lower expense ratio. Other investors will receive a notice accompanied by the Investor Class prospectus informing them that their accounts will be converted to the new Investor Class. There will be no tax implications with this conversion.

Please read the enclosed prospectus carefully. If you have any questions, please call an Ariel Shareholder Representative at 1-800-29-ARIEL (1-800-292-
7435) and we would be happy to assist you.

                              -Ariel Mutual Funds




Investor Class Fees(1)

     Management Fees                     0.68%
     12b-1 Fees                          0.25%
     Other Expenses(2)                   0.00%
     Total Fund Operating Expenses(3)    0.93%
_____________

     (1) The operating expenses are annualized and are estimated for the fiscal year ending September 30, 1996.
     (2) If you request a redemption by wire transfer, you may be charged a $10.00 wire fee.
     (3) Pursuant to an Investment Advisory Agreement and an Administrative Services Agreement, the Advisor pays all expenses of the Fund except fees under the Agreements, interest, taxes, brokerage commissions and extraordinary expenses.



Ariel Investment Trust
307 North
Michigan Avenue
Suite 500
Chicago, Illinois 60601

800.292.7435
312.726.0140
Fax  312.726.7473
Distributed by Ariel Distributors, Inc.

                  Prospectus                                    October 1, 1995
                  For Institutional Class Shares
                  Ariel Premier Bond Fund
                  307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601
-------------------------------------------------------------------------------
The Ariel Premier Bond Fund (the "Fund") is a series of Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust"). Ariel Capital Management, Inc. (the "Adviser") is the Manager and Administrator of the Fund. Lincoln Capital Management Company ("Lincoln Capital") is the Fund's Sub-Adviser responsible for the day to day investment operations.

INVESTMENT OBJECTIVE
The Fund seeks to maximize total return through a combination of income and capital appreciation. The Fund generally invests in high quality, highly liquid fixed-income securities. Normally, at least 80% of the Fund's total assets will be invested in fixed-income securities rated A or better by a nationally recognized securities rating organization (or deemed the equivalent by Lincoln Capital, if unrated). The Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities.

ABOUT THIS PROSPECTUS
This prospectus sets forth important information concerning the Ariel Premier Bond Fund. Please read it carefully before investing and keep it for future reference. It is designed to provide you with information you should know before investing and to help you decide if the goals of the Fund match your own.

A Statement of Additional Information (dated October 1, 1995) for the Fund has been filed with the Securities and Exchange Commission and (together with any supplement thereto) is incorporated herein by reference. This Statement is available upon request from the Fund by calling 1-800-29-ARIEL (1-800-292-7435).
--------------------------------------------------------------------------------
SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE FEDERAL OR ANY STATE SECURITIES COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Fund currently offers one class of shares, the Institutional Class. These shares are offered primarily to institutional investors and are not subject to Rule 12b-1 distribution fees. Upon receipt of the necessary regulatory approvals, the Fund expects to offer a second class of shares, the Investor Class, under a separate prospectus. The Investor Class, which will bear higher administrative expenses and will be subject to Rule 12b-1 distribution fees, will be sold to the general public directly and through broker-dealers.

------------------------------------------------------------

TABLE OF CONTENTS                                    Page(s)
Fund Expenses for Institutional Class Shares              3
Investment Objective, Policies and Risk Factors           4
Management and Organization of the Fund                  17
How to Buy Shares                                        23
Net Asset Value                                          26
When Your Account Will Be Credited                       27
Exchanging Shares                                        27
Redeeming Shares                                         29
Telephone Transactions                                   32
Dividends, Capital Gains and Taxes                       32
Certain Shareholders of the Fund                         34
Total Return, Yield and Other Performance Information    34

------------------------------------------------------------
FUND EXPENSES FOR INSTITUTIONAL CLASS SHARES
SHAREHOLDER TRANSACTION COSTS

ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF
AVERAGE NET ASSETS) (1):

Maximum Sales Load on Purchases                        None
Maximum Sales Load on Reinvested Dividends             None
Deferred Sales Load                                    None
Redemption Fee                                         None
Exchange Fee                                           None

Management Fees                                       0.58%
12b-1 Fees                                            0.00%
Other Expenses (2)                                    0.00%
Total Fund Operating Expenses (2)                     0.58%

----------
(1) The operating expenses are annualized and are estimated for the fiscal year ending September 30, 1996. Please refer to the section "Management and Organization of the Fund" for further information.

(2) Pursuant to an Investment Advisory Agreement and an Administrative Services Agreement, the Adviser pays all expenses of the Fund except fees under the Agreements, interest, taxes, brokerage commissions and extraordinary expenses.

EXAMPLE:

We can illustrate these expenses with the example below. You would pay the following expenses on a $1,000 investment (assuming a 5% annual return and redemption at the end of each period):

One Year                                            $  5.95
Three Years                                         $ 18.60

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Institutional Class of the Fund would bear directly (shareholder transaction costs) or indirectly (annual fund operating expenses). The information is based on amounts for the Fund's first fiscal year.

The 5% rate used in the example is for illustration only and is not intended to be indicative of the future performance of the Fund, which may be more or less than the assumed rate. Actual expenses may be more or less than those shown.

THE FUND SEEKS TO MAXIMIZE TOTAL RETURN.

THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY IMPLEMENTING DECISIONS REGARDING THE LEVEL AND DIRECTION OF INTEREST RATES (DURATION AND YIELD CURVE DECISIONS) AND THROUGH THE PURCHASE AND SALE OF SECURITIES TO TAKE ADVANTAGE OF PERCEIVED YIELD SPREAD OPPORTUNITIES.

Investment Objective, Policies and Risk Factors

The investment objective of the Fund is to seek to maximize total return through a combination of income and capital appreciation. The Fund generally invests in high quality, highly liquid fixed-income securities. Normally, the Fund will invest at least 80% of its total assets in fixed-income securities rated A or better by Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S & P") or that are not rated by Moody's or S & P but are deemed to be of comparable quality by Lincoln Capital ("A-Grade Securities"). In the event that downgrades of securities cause less than 80% of the Fund's total assets to be invested in A-Grade Securities, Lincoln Capital will take steps as soon as practicable to increase the Fund's holdings of A-Grade Securities. The Fund seeks to achieve its investment objective by implementing decisions regarding the level and direction of interest rates (duration and yield curve decisions) and through the purchase and sale of securities to take advantage of perceived yield spread opportunities.

The Fund may purchase any type of income producing security including, but not limited to, U.S. government and agency obligations, mortgage-backed and other asset-backed securities, commercial paper and corporate debt securities. As a part of its overall investment strategy for the Fund, Lincoln Capital may use derivatives. Derivatives are financial instruments whose value and performance are based on the value and performance of another security or financial instrument. The risk of investments in derivatives varies with the type of derivative strategy used. Lincoln Capital will not purchase derivatives whose value is based on instruments in which the Fund could not invest directly. Derivative strategies are most often used to assist Lincoln Capital in establishing its desired duration and yield curve positions as described more fully below. See "Additional Use of Derivatives" for more information.

The Fund will take reasonable risks in seeking to achieve its investment objective. There is, of course, no assurance that the Fund will be successful in meeting its objective since there is risk involved in the ownership of securities.

DURATION

Duration is a measure of the expected life of a fixed-income security that was developed as a more precise alternative to the concept of term-to-maturity. Duration incorporates a bond's yield, coupon interest payments, final maturity and call features into one measure. Duration is also a way to measure the interest-rate sensitivity of the Fund's portfolio. The duration of the Fund is calculated by averaging the durations of the bonds held by the Fund with each duration "weighted" according to the percentage of net assets that it represents. In general, the higher the Fund's duration, the greater the appreciation or depreciation of the Fund's assets will be when interest rates change. In its attempt to maximize total return, Lincoln Capital intends to vary the duration of the Fund, as described below, depending on its outlook for interest rates.

INVESTMENT PROCESS

THE PORTFOLIO'S AVERAGE DURATION WILL BE LONGER WHEN LINCOLN CAPITAL BELIEVES THAT INTEREST RATES WILL FALL AND SHORTER WHEN IT BELIEVES INTEREST RATES WILL RISE.

Interest Rate Decisions

Lincoln Capital seeks to achieve a duration equal to the duration of the domestic, investment grade bond market when its outlook for interest rates is neutral. The portfolio's average duration will be longer when Lincoln Capital believes that interest rates will fall and shorter when it believes interest rates will rise. The stronger Lincoln Capital's conviction, the further the Fund's duration will diverge from the duration of the domestic, investment grade bond market, which generally averages approximately five years. The Fund's duration will normally range from four to six years. It is expected that only on rare occasions will the Fund's duration reach the extreme positions (plus or minus 2 years from the duration of the domestic, investment grade bond market).

The Fund's duration relative to that of the domestic, investment grade bond market is established in periodic strategy meetings of a committee consisting of senior officers of Lincoln Capital.

Changes in the Fund's duration are based on a disciplined valuation of three factors:

          (a)    Economic activity and capacity for growth;
          (b)    U.S. Government monetary policy; and
          (c)    Expectations for inflation.

The committee evaluates the above factors and weights each one to determine a precise duration position relative to the duration of the domestic, investment grade bond market. Over time, changes in the duration position take the form of a series of small movements; generally in one-half year increments.

Once the Fund's specific duration position has been established, remaining decisions (i.e. yield curve structure, sector emphasis and issue selections), are made and implemented by Lincoln Capital's Fixed Income Group working as a team. These decisions are based on Lincoln Capital's belief that yield spreads reflect fundamental risk premiums. These premiums reflect compensation for accepting credit risk or uncertain cash flow patterns (timing and amounts). Lincoln Capital's judgments on these spreads are influenced by its outlook for business conditions and for the volatility of interest rates. These judgments are supported by studies of historical spread relationships and break-even spread analysis. Cash equivalents may be used to create the desired yield curve structure. Portfolio positions are continually monitored and evaluated.

Sector Emphasis and Security Selection

Sector and security selection decisions are based on Lincoln Capital's judgment and are supported by studies of historical spread relationships, break-even yield spread analysis, and model driven portfolio return projections. In order to monitor yield spreads, Lincoln Capital maintains extensive yield spread data banks and has direct computer access to historical yield spread data and specific issuer data.

Credit research consists of internally generated fundamental analysis and input from rating agencies and other sources. A committee at Lincoln Capital reviews those corporate bonds that are considered for purchase. By focusing on higher-rated securities, and by comparing judgments among outside sources to internal credit judgments, Lincoln Capital believes that credit risk can be managed and reduced. It is unlikely that Lincoln Capital will seek to enhance the Fund's return by anticipating an improvement in the creditworthiness of specific corporate issuers, particularly lower rated issuers.

RESEARCH PROCESS

Virtually 100% of Lincoln Capital's fixed-income research is generated in-house. Each member of the investment staff serves as a portfolio manager and a research analyst. There is no lapse between the development of an investment idea and its execution. Fundamental research includes economic analysis, sector and issuer spread relationships, and credit research. In the area of quantitative research, Lincoln Capital owns proprietary models, developed in-house. These include: a mortgage prepayment model, mortgage valuation model, total return analytics for securities with complex cash flows, risk exposure models, and yield curve analytics.

INVESTMENTS

In General

The Fund may invest in fixed-income securities which are obligations of, or guaranteed by the U.S. Government, its agencies or instrumentalities ("U.S. Government Securities"). U.S. Government Securities are unrated but are generally considered high-grade securities. The Fund may also invest in other investment grade, fixed-income securities, including corporate bonds, mortgage-backed and other asset-backed securities and other high quality, liquid investments.

THE DEBT SECURITIES IN WHICH THE FUND WILL INVEST ARE INVESTMENT GRADE
SECURITIES.

GENERALLY, AT LEAST 80% OF THE FUND'S TOTAL ASSETS WILL BE INVESTED IN A-GRADE SECURITIES, WHICH ARE IN THE THREE HIGHEST GRADES, OR THE EQUIVALENT, WHILE 20% OF THE TOTAL ASSETS ARE NOT SO LIMITED.

The debt securities in which the Fund will invest are investment grade securities. These are securities rated in the four highest grades assigned by Moody's Investors Service, Inc. ("Moody's") (Aaa, Aa, A and Baa) or Standard and Poor's Corporation ("S & P") (AAA, AA, A and BBB) or that are not rated by Moody's or S & P but deemed to be of comparable quality by Lincoln Capital. Generally, at least 80% of the Fund's total assets will be invested in A-Grade Securities, which are in the three highest grades, or the equivalent, while 20% of the total assets are not so limited. The lowest investment grade securities (Baa and BBB) have speculative characteristics because changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments. The Fund will not invest in securities below investment grade (so called "junk bonds"). In the event of a downgrade of a debt security held by the Fund to below investment grade, the Fund is not usually required to automatically sell the issue, but Lincoln Capital will consider whether to continue holding the security. However, if such a downgrade would cause more than 5% of net assets to be invested in debt securities below investment grade, Lincoln Capital will take steps as soon as practicable to reduce the proportion of debt below investment grade to 5% of net assets or less.

The value of the shares issued by the Fund is not guaranteed and will fluctuate with changes in the value of the Fund's portfolio. Generally, when prevailing interest rates rise, the value of the Fund's portfolio is likely to decline and when prevailing interest rates decline, the value of the Fund's portfolio is likely to rise.

U.S. Government Securities

There are two basic types of U.S. Government Securities: (1) direct obligations of the U.S. Treasury, and (2) obligations issued or guaranteed by an agency or instrumentality of the U.S. Government. Agencies and instrumentalities of the U.S. Government include Federal Farm Credit System ("FFCS"), Student Loan Marketing Association ("SLMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), Federal Home Loan Banks ("FHLB"), Federal National Mortgage Association ("FNMA") and Government National Mortgage Association ("GNMA").
Some obligations issued or guaranteed by agencies or instrumentalities, such as those issued by GNMA, are fully guaranteed by the U.S. Government. Others, such as FNMA bonds, rely on the assets and credit of the instrumentality with limited rights to borrow from the U.S. Treasury. Still other securities, such as obligations of the FHLB, are supported by more extensive rights to borrow from the U.S. Treasury.

The guarantees of the U.S. Government, its agencies and instrumentalities are guarantees of the timely payment of principal and interest on the obligations purchased and not of their market value.

Mortgage Related Securities

Pass-Through Securities. The Fund may invest in GNMA Certificates which are mortgage-backed securities representing part ownership of a pool of mortgage loans. A "pool" or group of such mortgages is assembled and, after being approved by GNMA, is offered to investors through security dealers. Once approved by GNMA, the timely payment of interest and principal on each mortgage is guaranteed by GNMA and backed by the full faith and credit of the U.S. Government. GNMA Certificates differ from bonds in that principal is paid back monthly by the borrower over the term of the loan rather than returned in a lump sum at maturity. GNMA Certificates are called "pass-through" securities because both interest and principal payments (including prepayments) are passed through to the holder of the Certificate.

The Fund may also invest in pools of mortgages which are issued or guaranteed by other agencies of the U.S. Government such as FNMA or FHLMC. FNMA and FHLMC Certificates are similar to GNMA Certificates except that timely payment of interest and principal of each mortgage may not be guaranteed by the full faith and credit of the U.S. Government.

The average life of pass-through pools varies with the maturities of the underlying mortgage instruments. In addition, a pool's term may be shortened by unscheduled or early payment of principal and interest on the underlying mortgages. The occurrence of mortgage prepayments is affected by the level of interest rates, general economic conditions, the location and age of the mortgage and other social and demographic conditions. As prepayment of individual pools varies widely, it is not possible to precisely predict the average life of a particular pool.

Collateralized Mortgage Obligations. The Fund may also invest in collateralized mortgage obligations ("CMO"s). CMOs are debt securities issued by a corporation, trust or custodian or by a U.S. Government agency or instrumentality, which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity (the latest date by which the tranche can be completely repaid, assuming no prepayments) and has an average life (the average of the time to receipt of a principal payment weighted by the size of the principal payment). The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument. The Fund will normally invest only in CMOs issued by U.S. Government agencies or instrumentalities.

Interest and principal payments from the underlying mortgages are typically used to pay interest on all CMO tranches and to retire successive class maturities in a sequence. Thus, the issuance of CMO tranches with varying maturities and interest rates may result in greater predictability of maturity with one tranche and less predictability of maturity with another tranche than a direct investment in a mortgage-backed pass-through security (such as a GNMA Certificate). Tranches with shorter maturities typically have lower volatility and a lower yield while those with longer maturities typically have higher volatility and a higher yield. Thus, investments in CMOs can carry more or less risk than mortgage pass-through securities and offer more defensive or aggressive investment alternatives.

Stripped Mortgage-Backed Securities. Stripped mortgage securities are created when the principal and interest payments on a pool of mortgages in a CMO are separated or "stripped" to create two classes of securities. In general, the interest-only, or "IO" class of stripped securities, receives all interest and no principal payments, while the principal-only, or "PO" class, is entitled to receive all principal and no interest payments. The values of stripped mortgage securities can be volatile and are sensitive to prepayment rates on the mortgages underlying the stripped securities.

Mortgage Dollar Rolls. The Fund may enter into "mortgage dollar rolls," which are transactions in which the Fund sells a mortgage-related security to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price. See "Mortgage Dollar Rolls" in the Fund's Statement of Additional Information for more information regarding this type of transaction.

Additional Risks. Investments by the Fund in mortgage-related U.S. Government Securities, such as GNMA Certificates and CMOs, also involve other risks. The yield on a pass-through security is typically quoted based on the maturity of the underlying instruments and the associated average life assumption. Actual prepayment experience may cause the yield to differ from the assumed average life yield. Accelerated prepayments adversely impact yields for pass-throughs purchased at a premium; the opposite is true for pass-throughs purchased at a discount. During periods of declining interest rates, prepayment of mortgages underlying pass-through certificates can be expected to increase. When the mortgage obligations are prepaid, the Fund reinvests the prepaid amounts in securities, the yields of which reflect interest rates prevailing at that time. Therefore, the Fund's ability to maintain a portfolio of high-yielding, mortgage-backed securities will be adversely affected to the extent that prepayments of mortgages must be reinvested in securities which have lower yields than the prepaid mortgages. Moreover, prepayments of mortgages which underlie securities purchased at a premium could result in capital losses.

Other Asset-Backed Securities

The Fund may invest in asset-backed securities which are backed by assets other than mortgages. These securities are collateralized by shorter term loans such as automobile loans, computer leases, or credit card receivables. The payments from the collateral are passed through to the security holder. The collateral behind asset-backed securities tends to have prepayment rates that do not vary with interest rates. In addition, the short-term nature of the loans reduces the impact of any change in prepayment level. These securities are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.

Credit Support. Asset-backed securities are backed by a diversified pool of assets representing the debt of a number of different parties. To lessen the effect of failures by the debtors to make payments, such securities may contain elements of credit support. Such credit support falls into two classes: liquidity protection and protection against ultimate default by debtors on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that scheduled payments on the underlying pool are made in a timely fashion. Protection against ultimate default ensures repayment of at least a portion of the debt in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained from third parties, through various means of structuring the transaction or through a combination of such approaches.

Additional Risks. Issuers of asset-backed securities generally hold no assets other than the assets underlying such securities and any credit support provided. As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on underlying assets not covered by any credit support, the issuers are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities. The loans underlying these securities are subject to prepayments which can decrease maturities and returns. Due to the possibility that prepayments will alter the cash flow on asset-backed securities, it is not possible to determine in advance the actual final maturity date or average life. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it is possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security.

The values of these securities are ultimately dependent upon payment of the underlying loans by individuals, and the holders, such as the Fund, generally have no recourse against the originator of the loans. The Fund as a holder of these securities may experience losses or delays in payment if the original payments of principal and interest are not made to the issuer with respect to the underlying loans.

THE FUND WILL NORMALLY INVEST IN CORPORATE ISSUES THAT ARE RATED A OR BETTER BY MOODY'S OR S & P OR WHICH ARE NOT RATED BY MOODY'S OR S & P BUT ARE DEEMED BY LINCOLN CAPITAL TO BE OF COMPARABLE QUALITY.

YANKEE BONDS

Corporate Bonds

The Fund may invest in investment grade corporate bonds. Usually, no single corporate issuer will comprise more than 5% of the Fund's total assets at the time of investment. The value of lower-rated corporate debt securities is more sensitive to economic changes or individual corporate developments than higher-rated investments. The Fund will normally invest in corporate issues that are rated A or better by Moody's or S & P or which are not rated by Moody's or S & P but are deemed by Lincoln Capital to be of comparable quality.

Some of the debt securities in which the Fund may invest are known as "Yankee Bonds." Yankee Bonds are U.S. dollar-denominated debt securities issued by foreign entities. These bonds are not subject to currency fluctuation risks. However, the issuing entities are sometimes not subject to the same accounting principles as U.S. corporations. The risks of investment in foreign issuers may include expropriation or nationalization of assets, confiscatory taxation, exchange controls and limitations on the use or transfer of assets, and significant withholding taxes. Lincoln Capital will take these factors into consideration when determining what Yankee Bonds the Fund will purchase. Other than Yankee Bonds, the Fund does not intend to invest in securities of foreign issuers.

Additional Use of Derivatives

Inverse Floating Rate Obligations. The Fund may invest in inverse floating rate obligations which are commonly referred to as "inverse floaters." Inverse floaters have coupon rates that vary inversely at a multiple of a designated floating rate, such as LIBOR (London Inter-Bank Offered Rate). Any rise in the reference rate of an inverse floater (due to an increase in prevailing interest rates) causes a drop in the coupon rate, while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed-income securities, the value of inverse floaters will generally decrease as interest rates increase. Inverse floaters may exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity. Inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or other CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in the rate of prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets. The Fund does not intend to invest in an inverse floater if, at the time of such investment, more than 5% of the Fund's net assets would be invested in inverse floaters.

Futures Contracts. The Fund may purchase and sell interest rate futures contracts ("futures contracts"), which are described in the Appendix to the Statement of Additional Information, for the purpose of hedging its portfolio of fixed-income securities against the adverse effects of anticipated movements in interest rates or as an efficient means of adjusting its exposure to the bond market. Futures contracts provide for the sale by one party and purchase by another party of a specified amount of a specific security, at a specified future time and price. The terms of a futures contract either call for actual delivery of the underlying financial instrument, or the making of a cash payment or settlement. In most cases the contracts are closed out before the delivery date without delivery taking place.

THE FUND MAY USE FUTURES CONTRACTS TO ADJUST PORTFOLIO DURATION AND MANAGE INTEREST RATE RISK.

The Fund may use futures contracts to adjust portfolio duration and manage interest rate risk. Futures have durations which, in general, are closely related to the duration of the securities which underlie them. Buying futures increases the duration of the portfolio while selling futures decreases the duration. The Fund may be able to maintain a particular duration for a fraction of the cash investment required to purchase the underlying security. However, to the extent that the Fund sells futures that are not "covered" by securities held in the portfolio or purchases futures, the Fund is required to set aside cash or cash equivalents in a segregated account equal, on a daily basis, to the Fund's obligation on the futures contract. Such segregated funds will earn income but will not otherwise be available for investment.

The Fund will not engage in a futures transaction if it would cause the aggregate of initial margin deposits which do not represent bona fide hedging to exceed 5% of the value of total assets. The successful use of futures for hedging purposes depends on Lincoln Capital's ability to forecast interest rate movements. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the futures contracts and thus may be in a worse position than if such strategies had not been used. See the Statement of Additional Information for a more detailed discussion of the risks involved in the use of futures.

DELAYED DELIVERY TRANSACTIONS

THE FUND MAY PURCHASE OR SELL SECURITIES ON A WHEN-ISSUED BASIS.

The Fund may purchase or sell securities on a when-issued basis. When-issued securities are securities purchased at a certain price even though the securities may not be delivered for up to 90 days. The Fund will maintain, with its Custodian, a separate account with a segregated portfolio of liquid, high-grade debt securities or cash in an amount at least equal to these commitments. The Fund will generally earn income on assets deposited in the segregated account. No payment or delivery is made by the Fund in a when-issued transaction until it receives payment or delivery from the other party to the transaction. Although the Fund receives no income from the above described securities prior to delivery, the market value of such securities is still subject to change. As a consequence, it is possible that the market price of the securities at the time of delivery may be higher or lower than the purchase price. The Fund does not intend to remain fully invested when such purchases are outstanding. However, if the Fund were to remain substantially fully invested at a time when delayed delivery purchases are outstanding, the delayed delivery purchases could result in a form of leveraging. When the Fund has sold a security on a delayed delivery basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

ILLIQUID SECURITIES

The Fund will not purchase or hold illiquid securities if more than 15% of the Fund's net assets would then be illiquid. If at any time more than 15% of the Fund's net assets are illiquid, sales will be made as soon as practicable to reduce the percentage of illiquid assets to 15% or less.

RULE 144A SECURITIES

The Fund may invest in restricted securities, i.e., securities which, if sold, would cause the Fund to be deemed an "underwriter" under the Securities Act of 1933 (the "1933 Act") or which are subject to contractual restrictions on resale. The restricted securities which the Fund may purchase include securities which have not been registered under the 1933 Act but are eligible for purchase and sale pursuant to Rule 144A ("Rule 144A Securities"). This Rule permits certain qualified institutional buyers, such as the Fund, to trade in privately placed securities even though such securities are not registered under the 1933 Act. As a matter of non-fundamental policy, Lincoln Capital will only purchase Rule 144A Securities that Lincoln Capital determines to be liquid. In making this determination, Lincoln Capital will consider the frequency of trades and quotes, the number of dealers and potential purchasers, dealer undertakings to make a market, and the nature of the security and the market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The liquidity of Rule 144A Securities will also be monitored by Lincoln Capital and, if as a result of changed conditions, it is determined that a Rule 144A Security is no longer liquid, the Fund's holding of illiquid securities will be reviewed to determine what, if any, action is appropriate in light of the policy limiting investments in such securities to 15% of the Fund's total assets. There is no limitation on the percentage of the Fund's assets that can be invested in liquid Rule 144A Securities. Investing in Rule 144A Securities could have the effect of increasing the amount of investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

REPURCHASE AGREEMENTS

The Fund may invest in repurchase agreements. A repurchase agreement is an arrangement under which the Fund buys securities and the seller (a bank or securities dealer that Lincoln Capital believes to be financially sound) simultaneously agrees to repurchase the security within a specified time at a higher price that includes an amount representing interest on the purchase price. In the event of a default by a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and potential losses. The Fund will normally invest in repurchase agreements maturing in less than seven days. Repurchase agreements maturing in more than seven days are deemed to be illiquid and thus subject to the Fund's 15% limitation on investments in illiquid securities described above.

INVESTMENT DIVERSIFICATION AND CONCENTRATION

As to seventy-five percent of the Fund's total assets, the Fund will not purchase the security of any issuer (other than cash items or U.S. Government Securities) if such purchase would cause the Fund's holdings of that issuer to amount to more than 5% of the Fund's total assets at the time of purchase. The remaining 25% of the Fund's total assets are not so limited which allows Lincoln Capital to invest more than 5% of the Fund's total assets in a single issuer. In the event that Lincoln Capital chooses to make such an investment, it may expose the Fund to greater risk. However, Lincoln Capital does not intend to (i) make any investment in a single corporate issuer if, at that time, such issuer would represent more than 5% of the Fund's total assets, or (ii) make any investment in a single issuer of asset-backed securities if at that time, such issuer would represent more than 10% of the Fund's total assets.

The Fund will not concentrate 25% or more of its total assets in any one industry. U.S. Government Securities are not subject to this limitation.

BORROWING

THE FUND MAY NOY BORROW MONEY TO PURCHASE SECURITIES.

The Fund may not borrow money to purchase securities. The Fund may borrow money only for temporary or emergency purposes, and then only from banks in an amount not exceeding 33-1/3% of the value of the Fund's total assets (including the amounts borrowed). The Fund will not purchase securities when its borrowings, less amounts receivable on sales of portfolio securities, exceed 5% of total assets.

CERTAIN INVESTMENT RESTRICTIONS

In addition to other non-fundamental restrictions as described herein and in the Statement of Additional Information, the Fund will not (i) invest in securities that are rated below investment grade or are deemed by Lincoln Capital to be the equivalent, if unrated; (ii) enter into reverse repurchase agreements; (iii) engage in options transactions; (iv) purchase foreign securities other than Yankee Bonds; or (v) use leverage except to the extent that certain strategies, such as delayed-delivery or futures transactions, may be considered leveraged transactions by the Securities and Exchange Commission.

PORTFOLIO TRANSACTIONS

Lincoln Capital is responsible for the placement of portfolio transactions. It is the Fund's policy to seek to place portfolio transactions with brokers or dealers on the basis of best execution.

Generally, Lincoln Capital manages the Fund without regard to restrictions on portfolio turnover, except those imposed on its ability to engage in short-term trading by provisions of the federal tax laws. The use of futures contracts and other derivative instruments with relatively short maturities may tend to exaggerate the portfolio turnover rate for the Fund. Trading in fixed-income securities does not generally involve the payment of brokerage commissions, but does involve indirect transaction costs. The use of futures contracts may involve the payment of commissions to futures commission merchants. Generally, the higher the turnover rate of the Fund's portfolio, the higher the transaction costs borne by the Fund will be. The Fund's annual turnover rate may exceed 100% due to changes in portfolio duration, yield curve strategy, or sector decisions; however, it is expected that the annual turnover rate will not exceed 300%. A portfolio turnover rate of 300% would mean that the securities in the Fund's portfolio were replaced three times in a year. An annual turnover rate which exceeds 100% is considered to be high.

FUNDAMENTAL POLICIES MAY NOT BE CHANGED WITHOUT SHAREHOLDER APPROVAL.

The Fund's investment objective and the investment restrictions set forth as fundamental in the Statement of Additional Information, including those in respect to investment concentration and the 33-1/3% limitation on borrowing as discussed above, are fundamental policies and may not be changed without a shareholder vote. All other investment policies of the Fund are not fundamental and may be changed by the Board of Trustees. Any percentage restrictions (except those with respect to borrowing and illiquid securities) apply at the time of investment without regard to later increases or decreases in the values of securities or total net assets.

Management and Organization of the Fund

The Fund is a series of Ariel Growth Fund (doing business as Ariel Investment Trust) (the "Trust"), an open-end diversified management investment company organized as a Massachusetts business trust on August 1, 1986. The other series currently offered, which are sold under a separate prospectus, are Ariel Growth Fund and Ariel Appreciation Fund.

Shares of the Fund are currently issued in one class, the Institutional Class. Upon receipt of the necessary regulatory approvals, the Fund expects to offer a second class of shares, the Investor Class, under a separate prospectus. The Board of Trustees may offer additional classes in the future and may at any time discontinue the offering of any class of shares. Shares have no preemptive or subscription rights and are freely transferable. Each share of the Fund represents an interest in the assets of the Fund and has identical voting, dividend, liquidation and other rights and the same terms and conditions as any other shares except that (i) the expenses that are specific to one class, such as distribution expenses and administrative fees, are borne solely by such class and (ii) each class of shares votes separately with respect to matters in which the interests of one class differ from the interests of the other class or any other matters for which separate class voting is appropriate under applicable law.

THE BOARD OF TRUSTEES SUPERVISES THE FUND'S ACTIVITIES AND REVIEWS THE TRUST'S CONTRACTS WITH COMPANIES THAT PROVIDE SERVICES TO THE FUND.

Because the Investor Class incurs higher administrative and distribution fees, that class will have a higher expense ratio and will have correspondingly lower returns than the Institutional Class. You may call 1-800-29-ARIEL (1-800-292-
7435) for more information regarding the Investor Class of the Fund.

The Trust does not hold annual shareholder meetings. Shareholder meetings are held when they are required under the Investment Company Act of 1940 or otherwise called for special purposes. Special meetings may be called upon the request of shareholders holding at least 10% of the Fund's outstanding shares. Trustees may be removed at a special meeting of shareholders by a vote of two-thirds of the outstanding shares. As a shareholder, you receive one vote for each share of the Fund you own.

BOARD OF TRUSTEES

BERT N. MITCHELL, CPA (Chairman of the Board of Trustees)
Founder, Chairman and Chief Executive Officer,
Mitchell/Titus & Co.

MARIO L. BAEZA, ESQ.
President, Wasserstein Perella International Limited; Managing Director and Chief Executive Officer, Americas Division,
Wasserstein Perella & Co., Inc.

WILLIAM C. DIETRICH, CPA
Chief Financial Officer, Home Shopping Alternatives, Inc.

ROYCE N. FLIPPIN, JR.
President, Flippin Associates; formerly Director of Program Advancement, Massachusetts Institute of Technology

JOHN G. GUFFEY, JR.
Chair, Calvert Social Investment Foundation; Treasurer and Director, Silby, Guffey and Co., Inc.

MELLODY L. HOBSON
Senior Vice President, Director of Marketing,
Ariel Capital Management, Inc.

CHRISTOPHER G. KENNEDY
Executive Vice President and Director,
Merchandise Mart Properties, Inc.

ERIC T. McKISSACK, CFA
Vice Chairman and Co-Chief Investment Officer,
Ariel Capital Management, Inc.

ARIEL CAPITAL MANAGEMENT, INC. SERVES AS THE ADVISER TO THE FUND.

Subject to the overall supervision of the Board of Trustees and pursuant to the Investment Advisory Agreement, Ariel Capital Management, Inc. (the "Adviser") acts as the investment adviser to the Fund. Under the Investment Advisory Agreement, the Adviser performs or supervises the investment and reinvestment of the assets of the Fund, is responsible for certain management services and pays all of the Fund's expenses other than the Adviser's fees under the Investment Advisory Agreement and the Administrative Services Agreement, the expenses assumed by the Adviser under the Administrative Services Agreement, interest, taxes, brokerage commissions and extraordinary expenses. Under the Investment Advisory Agreement, the Adviser is paid a fee based on the average daily net assets of the Fund at the annual rates of 0.43% if such net assets are less than $500 million; 0.41% if such net assets are at least $500 million, but less than $1 billion; 0.39% if such net assets are at least $1 billion, but less than $1.5 billion; 0.37% if such net assets are at least $1.5 billion, but less than $2 billion; and 0.35% if such net assets are $2 billion or more. The Adviser also acts as Administrator to the Fund (see below) and as investment adviser and administrator to Ariel Growth Fund and Ariel Appreciation Fund, the other two series of the Trust.

The Adviser is a privately held investment management firm, controlled by John
W. Rogers, Jr. and owned by its employees. The Adviser is located at 307 N. Michigan Avenue, Suite 500, Chicago, Illinois 60601.

ARIEL DISTRIBUTORS, INC. IS THE PRINCIPAL UNDERWRITER TO THE FUND

Ariel Distributors, Inc. serves as the principal underwriter. Under the terms of its Underwriting Agreement, Ariel Distributors markets and distributes the shares of the Trust and is responsible for payment of commissions and service fees to broker-dealers, banks, and financial services firms, preparation of advertising and sales literature, and printing and mailing of prospectuses to current and prospective investors. Ariel Distributors is under common control with the Adviser.

LINCOLN CAPITAL MANAGEMENT CO., ACT AS SUB-ADVISER TO THE FUND

Lincoln Capital Management Company ("Lincoln Capital"), 200 South Wacker Drive, Chicago, Illinois 60606, acts as the Sub-Adviser of the Fund. Lincoln Capital manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to Lincoln Capital. Lincoln Capital receives fees from the Adviser at the annual rate of 0.30% of the average daily net assets up to $50 million; 0.20% for the next $50 million; 0.15% for the next $150 million and 0.10% for amounts greater than $250 million.

The Managing Directors and controlling shareholders of Lincoln Capital and their titles, are as follows:

     John W. Croghan, Chairman
     J. Parker Hall, III, President
     Kenneth R. Meyer, Executive Vice President
     Timothy H. Ubben, Executive Vice President
     Ray B. Zemon, Executive Vice President

PORTFOLIO MANAGEMENT

The Fund's duration decisions are made by a strategy committee comprising five senior officers of Lincoln Capital: John W. Croghan, J. Parker Hall III, Richard
W. Knee, Kenneth R. Meyer, and Ray B. Zemon.   The five members of the strategy
committee have been with Lincoln Capital for over 10 years and average 26 years of investment experience. Investment selections for the Fund are made by members of the fixed income group: Terrence J. Glomski, Lorraine L. Holland, Andrew A. Johnson, Brian D. Johnson, Richard W. Knee, Kenneth R. Meyer, Thomas
K. Parrent, and Ray B. Zemon. The eight members of the fixed-income group average 16 years of investment experience. As of June 30, 1995, Lincoln Capital, as a whole, had $32 billion of assets under management of which $20 billion is managed in fixed-income strategies.

PERFORMANCE HISTORY OF LINCOLN CAPITAL

Although Lincoln Capital has no operational history with the newly organized Fund, set forth below are certain performance data, provided by Lincoln Capital, relating to annual average investment results of a composite of client advisory accounts ("Advisory Accounts") whose portfolios were managed by Lincoln Capital over a period of thirteen years, since Lincoln Capital began operations. The Advisory Accounts had the same investment objective as the Fund and were managed using substantially similar, though not necessarily identical investment strategies and techniques as those contemplated by the Fund. Because of the similarities in investment strategies and techniques, Lincoln Capital believes that the Advisory Accounts are sufficiently comparable to the Fund to make the performance data listed below relevant to investors in the Fund. Also set forth below, for comparison, are the performances of widely recognized indices of market activity based upon the aggregate performance of selected unmanaged portfolios of publicly traded fixed-income securities.

The results presented are not intended to predict or suggest returns that will be experienced by the Fund or the return that an investor will achieve by investing in the Fund. The Fund is subject to different costs, including investment management, administration and registration fees that were not incurred by the Advisory Accounts. Different methods of determining the performance from those described in the footnote to the chart below may result in different performance figures. Investors should not rely on the following data as an indication of future performance of Lincoln Capital or of the Fund.

                              ANNUAL TOTAL RETURN
                              -------------------

                                   Lincoln Capital's                         Salomon Brothers
      Number of  Average Account     Active Fixed       Lehman Brothers     Broad Investment-
Year  Accounts   Size ($millions)    Composite (1)    Aggregate Index (2)  Grade Bond Index (2)
----  ---------  ----------------  -----------------  -------------------  --------------------

1982     13            $ 45             37.20%              32.62%                31.79%
1983     17              49              7.62                8.36                  8.21
1984     20              61             14.33               15.15                 14.99
1985     16              92             24.92               22.10                 22.26
1986     20             102             17.49               15.26                 15.43
1987     20             111              3.24                2.76                  2.60
1988     24             109              7.41                7.89                  7.99
1989     27              99             14.71               14.53                 14.43
1990     29             123              8.47                8.96                  9.09
1991     29             168             15.81               16.00                 15.98
1992     33             165              7.83                7.40                  7.58
1993     33             163             11.22                9.75                  9.92
1994     31             143             -2.13               -2.92                 -2.85


(1) These figures are dollar-weighted, average annual investment results expressed as a percentage return. Returns shown for Lincoln Capital are after deduction of investment advisory fees. The accounts represented in the composite are all accounts managed in a manner that is substantially similar to the investment management of the Fund and are most of Lincoln Capital's active accounts.

(2) The Lehman Brothers Aggregate Index and the Salomon Brothers Broad Investment-Grade Bond Index are unmanaged indices of fixed-income securities which are composed of securities that are substantially similar to the types of securities in which the Advisory Accounts and the Fund invest.

ARIEL CAPITAL MANAGEMENT, INC. SERVES AS ADMINISTRATOR TO THE FUND

The Adviser is also the Fund's Administrator. Under the Administrative Services Agreement, the Administrator is responsible for providing, arranging for or facilitating transfer agency and shareholder servicing; the preparation, printing and distribution of notices, proxy materials, reports to regulatory bodies and reports to shareholders related to a specific class; state securities qualifications; SEC registrations and shareholder meetings. The Administrator pays all of the Fund's expenses related to the services to be provided under the Administrative Services Agreement, all fees and expenses of Trustees incurred as a result of a matter related solely to one class of shares of the Fund and, generally, the Fund's auditing and legal fees for professional services related solely to one class of the shares of the Fund. The Administrator is not responsible for paying any legal, accounting or other expenses related to any litigation affecting the Fund. For services under the Administrative Services Agreement, the Institutional Class pays a fee based on the average daily net assets of the Institutional Class at the annual rates of 0.15% if such net assets are less than $500 million; 0.125% if such net assets are $500 million or more but less than $1 billion; and 0.10% if such net assets are $1 billion or more.

THE TRANSFER AGENT AND CUSTODIAN

Investors Fiduciary Trust Company ("IFTC") is the Fund's transfer agent, custodian and dividend disbursing and shareholder servicing agent.

INITIAL PURCHASES

How to Buy Shares

The minimum initial investment in the Institutional Class is $1,000,000. However, the Adviser may waive the minimum initial investment under circumstances in which the Adviser believes an investor will meet such minimum within a reasonable time.

As a special offer, only available until the required regulatory approvals are received and the Investor Class is available for sale, investments in the Institutional Class may be made for as little as $1,000, or $50 if you are participating in the Automatic Investment Program. After the Investor Class is available for sale, shareholders who invested less than $25,000 will be given the option to increase their Institutional Class accounts to at least $25,000 or their accounts will be converted to the Investor Class. Those initial investors in the Institutional Class who invested at least $25,000, and do not reduce their investment below that amount, will be eligible to remain in the Institutional Class.

A completed and signed application is required for each new account you open, regardless of the method you choose for making your initial investment. An account application accompanies this prospectus. Additional forms may be required from corporations, associations and certain financial institutions. If you have any questions or need additional applications, call 1-800-29-ARIEL (1-800-292-7435).

BY MAIL

To purchase shares by mail, please make your check payable to Ariel Mutual Funds and mail it with an application, indicating which of the Ariel Mutual Funds you would like to buy, to:

     ARIEL MUTUAL FUNDS
     P.O. BOX 419121
     KANSAS CITY, MISSOURI 64141-6121

BY WIRE

You may also purchase shares by bank wire. Just call us at 1-800-29-ARIEL (1-800-292-7435) and we will ask you your name, address, social security or tax identification number, the amount of your investment, the name of the Ariel Mutual Fund in which you wish to invest as well as the name and address of the financial institution that will be wiring your investment to the Fund. We will immediately give you an account number and you may then have your financial institution wire federal funds to the Custodian with the following instructions:

     Ariel Mutual Funds
     c/o Investors Fiduciary Trust Company
     127 West 10th Street
     Kansas City, MO 64105
     ABA #101003621
     Account No. 7528205

     The name of the Ariel Mutual Fund(s) and the class in which you wish to invest
     Your shareholder account number
     The name in which your account is registered

We accept wires at no charge. However, your bank may charge you for this service.

SUBSEQUENT PURCHASES

You may make subsequent investments in any amount. To invest directly by bank wire, follow the instructions as shown above for initial investments, except that there is no need to call us first. Just contact your financial institution.

To add to your account by mail, please send your check or money order payable to Ariel Mutual Funds with the detachable stub from the bottom of your most recent account statement, or drop us a note that includes the registered account name, account number, the name of the Fund and amount you wish to invest. Please remember that subsequent purchases should be sent to:

     ARIEL MUTUAL FUNDS
     P.O. BOX 419641
     KANSAS CITY, MISSOURI 64141-6641

AUTOMATIC INVESTING THROUGH YOUR BANK

You may arrange for automatic investing whereby the Custodian will be authorized to initiate a debit to your bank account of a specific amount to be used to purchase shares of the Fund on a monthly or quarterly basis. After each automatic investment, you will receive a transaction confirmation and the debit should be reflected on your next bank statement. You may terminate the plan at any time, and we may modify or terminate the plan at any time. If, however, you terminate an automatic investment plan with an account balance of less than $1,000,000, we reserve the right to close your account. See "Redeeming Shares-Other Information About Redemptions." If you desire to utilize this automatic investment option, please indicate your intention to do so on the application included with this prospectus.

OTHER INFORMATION ABOUT PURCHASING SHARES

Although there is no sales charge imposed by the Fund when you purchase shares, certain dealers or financial institutions which sell shares of Ariel Mutual Funds may impose charges for their services, and such charges may constitute a significant portion of a smaller account.

The Fund does not issue share certificates unless you specifically request one each time you make a purchase. Certificates are not issued for fractional shares or to shareholders who have elected a systematic withdrawal plan. Also, shares represented by certificates may not be redeemed by telephone. See "Redeeming Shares" for information on how to redeem your shares.

IN-KIND PURCHASES

Under certain circumstances, shares of the Fund may be purchased using securities, so long as the securities delivered to the Fund meet the investment objective and policies of the Fund, and are otherwise acceptable to Lincoln Capital, which reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. See the Statement of Additional Information for more details and for the conditions which apply to in-kind purchases.

Special Services and Charges

If you are purchasing shares of the Fund through a program of services offered by a broker-dealer or financial institution, you should read the program materials in conjunction with this prospectus. Certain features may be modified in these programs, and administrative charges may be imposed by the broker-dealer or financial institution for the services rendered.

CONTACT THE ADVISER FOR MORE COMPLETE RETIREMENT INFORMATION DISCUSSING PLANS AND THEIR BENEFITS, PROVISIONS AND FEES.

Tax-Saving Retirement Plans

You may establish your new account under one of several tax-deferred plans. These plans let you invest for retirement and shelter your investment income from current taxes.

 . Individual Retirement Accounts (IRAs): available to anyone who has earned income. You may also be able to make investments in the name of your spouse, if your spouse has no earned income.

 . Qualified Profit-Sharing and Money-Purchase Plans (including 401(k) Plans): available to self-employed people and their partners, or to corporations and their employees.

 . Simplified Employee Pension Plan (SEP-IRA): available to self-employed people and their partners, or to corporations. Salary reduction pension plans (SAR-SEP
IRAs) are also available to employers with 25 or fewer employees.

 . 403(b)(7) Custodial Accounts: available to employees of most non-profit organizations and public schools and universities.

Net Asset Value

Net asset value per share ("NAV") refers to the worth of one share. NAV is computed by adding the value of all portfolio holdings, plus other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The Fund's NAV will vary daily based on the market values of its investments.

Fixed-income securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of 60 days or less), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services. Short-term investments having a maturity of 60 days or less are valued at amortized cost, unless the Board of Trustees determines that such method is not appropriate under specific circumstances. Assets for which there are no quotations available will be valued at fair value as determined by the Board of Trustees.

The NAV is calculated at the close of the regular session of the New York Stock Exchange (normally 3:00 p.m. Central time). The Fund is closed for business any day the New York Stock Exchange is closed and on the following holidays:
Columbus Day, Martin Luther King's Birthday and Veterans' Day. All purchases of Fund shares will be confirmed and credited to your account in full and fractional shares.

BEFORE YOU BUY SHARES, PLEASE READ THE FOLLOWING INFORMATION TO MAKE SURE YOUR INVESTMENT IS ACCEPTED AND CREDITED PROPERLY.

When Your Account Will Be Credited

Your purchase will be processed at the next offering price based on the net asset value next calculated after your order is received and accepted. Such calculation is made at the close of regular session trading on the New York Stock Exchange, which is usually 3:00 p.m. Central time. Except as provided above, all your purchases must be made in U.S. dollars and checks must be drawn on U.S. banks. No cash will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order. If your check does not clear, your purchase will be cancelled and you will be charged a $10 fee plus costs incurred by the Fund. When you purchase by check, the Fund can hold payment on redemptions until they are reasonably satisfied that the investment is collected (normally up to 15 calendar days from the purchase date). To avoid this collection period, you can wire federal funds from your bank, which may charge you a fee.

Certain financial institutions or broker-dealers which have entered into a sales agreement with the Distributor may enter confirmed purchase orders on behalf of customers by phone, with payment to follow within a number of days of the order as specified by the program. If payment is not received in the time specified, the financial institution could be liable for resulting fees or losses. State securities laws may require such firms to be licensed as security dealers in order to sell shares of the Fund.

YOU MAY EXCHANGE SHARES OF THE FUND FOR SHARES OF THE OTHER ARIEL MUTUAL FUNDS AND FOR SHARES OF CERTAIN MONEY MARKET FUNDS.

Exchanging Shares

You may exchange your shares in the Fund for shares of the Fund's Investor Class (when available for purchase) or for shares of the other Ariel Mutual Funds at no additional charge as long as your total investment in each Class or Fund meets the minimum investment required for that Class or Fund.

You may also exchange your shares in any Ariel Mutual Fund for shares of Cash Resource Money Market Fund, Cash Resource

U.S. Government Money Market Fund or Cash Resource Tax-Exempt Money Market Fund at no additional charge as long as your total investment meets any required minimum. This exchange privilege is a convenient way to buy shares in a money market fund in order to respond to changes in your goals or in market conditions. These money market funds are no-load funds managed by Commonwealth Advisors, Inc.

Before exchanging your shares into shares of the Fund's Investor Class, shares of any other Ariel Mutual Fund or shares of Cash Resource Money Market Fund, Cash Resource U.S. Government Money Market Fund or Cash Resource Tax-Exempt Money Market Fund, read the applicable prospectus. To obtain a prospectus for any of these funds, just call 1-800-29-ARIEL (1-800-292-7435).

BY MAIL

To exchange your shares of the Fund into shares of one of the other Ariel Mutual Funds, just send a written request to:

     ARIEL MUTUAL FUNDS
     P.O. BOX 419121
     KANSAS CITY, MISSOURI 64141-6121

This request should include your name, account number, the name of the Fund you currently own, the name of the Ariel Mutual Fund you wish to exchange into and the dollar amount or number of shares you wish to exchange. Please remember that you cannot place any conditions on your request.

To exchange your shares of the Fund into shares of Cash Resource Money Market Fund, Cash Resource U.S. Government Money Market Fund or Cash Resource Tax-Exempt Money Market Fund, complete and sign an application and mail it to the address set forth above.

BY TELEPHONE

Unless you have elected not to have telephone transaction privileges by checking the appropriate box in your application, you may also make exchanges by calling 1-800-29-ARIEL (1-800-292-7435). Exchanges made over the phone may be made by any person, not just the shareholder of record. You may only exchange shares by telephone if the shares you are exchanging are not in certificate form. Certain other limitations and conditions apply to all telephone transactions. Before using your telephone privilege, please read "Telephone Transactions."

OTHER INFORMATION ABOUT EXCHANGING SHARES

All accounts opened as a result of using the exchange privilege must be registered in the same name and taxpayer identification number as your existing account with the Ariel Mutual Funds.

Because of the time needed to transfer money between funds, you may not exchange into and out of the same fund on the same or successive days; there must be at least one day between exchanges. You may exchange your shares of the Fund only for shares that have been registered for sale in your state. See also "Dividends, Capital Gains and Taxes."

The Fund reserves the right to terminate or modify the exchange privilege with at least 60 days' written notice. If your account is subject to backup withholding, you may not use the exchange privilege.

Because excessive trading can hurt the Fund's performance and shareholders, the Fund also reserves the right to temporarily or permanently terminate, with or without advance notice, the exchange privilege of any investor who makes excessive use of the exchange privilege (e.g. more than five exchanges per calendar year). Your exchanges may be restricted or refused if the Fund receives or anticipates simultaneous orders affecting significant portions of the Fund's assets. In particular, a pattern of exchanges with a "market timer" strategy may be disruptive to the Fund.

If you have any share certificates, you must include them with your exchange request. For certificate delivery instructions see "Redeeming Shares--By Mail."

BY MAIL

Redeeming Shares

You may redeem shares from your account by sending a letter of instruction, your name, the name of the Fund and account number from which shares are redeemed, the number of shares or dollar amount and where you want your check to be sent. Simply send your written request to redeem your shares to our Transfer Agent as follows:

     ARIEL MUTUAL FUNDS
     P.O. BOX 419121
     KANSAS CITY, MISSOURI 64141-6121

Certain shareholders, such as corporations, trusts and estates, may be required to submit additional documents. The letter of instruction must be signed by all required authorized signers. Please remember that you cannot place any conditions on your request. If any share certificates were issued, they must be returned duly endorsed or accompanied by a separate stock assignment. Under certain circumstances, signature guarantees may be required. Please call 1-800-29-ARIEL (1-800-292-7435) for more information.

BY TELEPHONE

Unless you have elected not to have telephone transaction privileges by checking the box on your application, you may also redeem shares by calling 1-800-29-ARIEL (1-800-292-7435) and receive a check by mail. The check can only be issued for up to $25,000, and only to the registered owner, and may only be sent to the address of record, which must have been on file for at least
60 days. Shares represented by certificates may not be redeemed by telephone.

BY WIRE

Payment for your shares may also be made to you by wire if you have selected this option in your application and have named a commercial bank or savings institution with a routing number to which we can send your money.

Once you have applied for wire redemption privileges, you or any other person can make such a request by calling 1-800-29-ARIEL (1-800-292-7435). You may also use your wire privilege by mailing a signed request that includes the name of the Fund, account number and amount you wish to have wired, by writing to:

     ARIEL MUTUAL FUNDS
     P.O. BOX 419121
     KANSAS CITY, MISSOURI 64141-6121

The proceeds will be sent only to the financial institution you have designated on your application. You may terminate the wire redemption privilege by notifying us in writing. See the restrictions under "Telephone Transactions" as they also apply to wire redemptions.

OTHER INFORMATION ABOUT REDEMPTIONS

There is no charge for redeeming your shares. If, however, you redeem shares through certain dealers, your broker may charge a fee when you redeem your shares.

TO ENSURE ACCEPTANCE OF YOUR REDEMPTION REQUEST, PLEASE FOLLOW THE PROCEDURES DESCRIBED HERE AND BELOW.

Once your shares are redeemed, the proceeds will normally be sent to you on the next business day. However, if making immediate payment could adversely affect the Fund, it may take up to seven calendar days. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

You may redeem all or a portion of your shares on any business day during which the New York Stock Exchange is open for business except the following holidays:
Columbus Day, Martin Luther King's Birthday and Veterans' Day. Your shares will be redeemed at the net asset value next calculated after your redemption request is received by the Transfer Agent in proper form. Redemptions made after the New York Stock Exchange has closed will be made at the next day's net asset value. Remember that, if you redeem shortly after purchasing shares, the Fund may hold payment on the redemption of your shares until it is reasonably satisfied that payments made by check have been collected (normally up to 15 calendar days after investment).

MINIMUM ACCOUNT BALANCE IS $1,000,000.

Please maintain a balance in your Institutional Class account of at least $1,000,000. If, due to shareholder redemptions, the value of your account in the Fund falls below $1,000,000, the account may be closed and the proceeds mailed to you at your address of record. You will be given 30 days' notice that your account will be closed unless you make an additional investment to increase your account balance to the $1,000,000 minimum.

REDEMPTIONS IN KIND

If conditions arise that would make it undesirable for the Fund to pay for all redemptions in cash, the Fund may authorize payment to be made in marketable portfolio securities. However, the Fund has obligated itself under the Investment Company Act of 1940 to redeem for cash all shares of the Fund presented for redemption by any one shareholder in any 90-day period up to the lesser of $250,000 or 1% of the Fund's net assets. Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Fund's net asset value per share. Shareholders receiving such securities may incur brokerage costs or be subject to dealer mark downs when these securities are sold.

Telephone Transactions

If you have telephone transaction privileges, you may purchase, redeem, or exchange shares or wire funds by telephone as described in this prospectus. You automatically have telephone privileges unless you elect otherwise. These privileges, however, may not be available through certain dealers and financial institutions. By exercising the telephone privilege to sell or exchange shares, you agree that the Fund shall not be liable for following telephone instructions reasonably believed to be genuine. Reasonable procedures will be employed to confirm that such instructions are genuine and, if not employed, the Fund may be liable for unauthorized instructions. Such procedures will include a request for a personal identification number and tape recording of the instructions. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

During unusual market conditions, we may have difficulty in accepting telephone requests, in which case you should mail your request.

The Fund reserves the right to terminate, suspend or modify telephone transaction privileges.

EACH YEAR, THE FUND DISTRIBUTES SUBSTANTIALLY ALL OF IT NET INVESTMENT INCOME AND CAPITAL GAINS TO SHAREHOLDERS.

Dividends, Capital Gains and Taxes

The tax discussion in this section is not intended as a complete or definitive discussion of the tax effects of investing in the Fund. Each investor should consult his or her own tax adviser regarding the effect of federal, state and local taxes related to ownership, exchange or sale of Fund shares.

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended (the "Code"). As such, the Fund generally will not pay Federal income tax on the income and gains it pays as dividends to its shareholders. In order to avoid a 4% Federal excise tax, the Fund intends to distribute each year substantially all of its net income and gains.

The Fund intends to seek, but has not yet received, a ruling from the Internal Revenue Service to the effect that differing distributions among the classes of its shares will not affect the Fund's tax status as a regulated investment company. See the

Statement of Additional Information for additional detail about the tax aspects of the dual-class structure.

DIVIDENDS ARE PAID QUARTERLY

Dividends from net investment income are declared and paid quarterly. Net investment income consists of the interest income, net short-term capital gains, if any, and dividends declared and received on investments, less expenses. Distributions of net short-term capital gains (treated as dividends for tax purposes) and net long-term capital gains, if any, are normally declared and paid by the Fund once a year.

During its initial operations, the Fund may be a personal holding company ("PHC") under the Code due to substantial ownership of the Fund's shares by a few shareholders. In that event, the Fund intends to distribute all its PHC income so that there is no PHC tax imposed on the Fund.

DIVIDEND AND DISTRIBUTION PAYMENT OPTIONS

Dividends and any distributions from the Fund are automatically reinvested in the Fund at net asset value, unless you elect to have the dividends of $10 or more paid in cash. You must notify the Fund in writing prior to the record date to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

TAXES ON DISTRIBUTIONS

Distributions are subject to federal income tax, and may also be subject to state or local taxes. Distributions are taxable when they are paid, whether they are received in cash, or reinvested. However, distributions declared in December and paid in January are taxable as if they were paid on December 31. For federal tax purposes, the Fund's income and short-term capital gain distributions are taxed as dividends; long-term capital gain distributions are taxed as long-term capital gains. Some dividends may be exempt from state or local income tax as income derived from U.S. Government Securities.

"BUYING A DIVIDEND"

At the time of purchase, the share price of the Fund may reflect undistributed income, capital gains or unrealized appreciation of securities. Any income or capital gains from these amounts which are later distributed to you are fully taxable. On the record date of a distribution, the Fund's share value is reduced by the amount of the distribution. If you buy shares just before the record date ("buying a dividend") you will pay the full price for the shares and then receive a portion of this price back as a taxable distribution.

YOU MAY REALIZE A CAPITAL GAIN OR LOSS WHEN YOU SELL OR EXCHANGE SHARES.

If you sell or exchange your shares you will have a short or long-term capital gain or loss, depending on how long you owned the shares which were sold. The Trust believes that exchanges between classes of the same Fund are non-taxable. In January, you will be sent a form indicating the proceeds from all sales, including exchanges. You should keep your annual year-end account statements to determine the cost (basis) of the shares to report on your tax returns.

If the Fund does not have your correct Social Security or Corporate Tax Identification Number ("TIN") and a signed certified application or Form W-9, Federal law requires the Fund to withhold 31% of your dividends and certain redemptions. In addition, you may be subject to a fine. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed at the current NAV on the date of redemption. The Fund reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.

Certain Shareholders of the Fund

The following table sets forth, as of October 1, 1995, the name and holdings of each person known by the Fund to be a record owner of more than 5% of its outstanding shares. As of such date, there was one Institutional Class share, and no Investor Class shares, outstanding.

                                          % OF OUTSTANDING
NAME AND ADDRESS              OWNED   INSTITUTIONAL CLASS SHARES
----------------              -----   --------------------------

Ariel Capital Management, Inc.  1                100%
307 N. Michigan Avenue
Chicago, IL  60601

THE FUND MAY ADVERTISE TOTAL RETURN AND YIELD, WHICH ARE BASED ON HISTORICAL RESULTS AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE.

Total Return, Yield and Other Performance Information

A total return is a change in the value of an investment during the stated period, assuming all dividends and capital gain distributions are reinvested. A cumulative total return reflects performance over a stated period of time. An average annual total return is the hypothetical annual compounded return that would have produced the same cumulative total return if the performance had been constant over the entire period. Because average annual returns tend to smooth out variations in the returns, you should recognize that they are not the same as actual year-by-year results. In addition to advertising average annual returns for the required standard periods, such returns may be quoted for other periods, including periods of less than one year.

Quotations of yield for the Fund will be based on the investment income per share (as defined by the Securities and Exchange Commission) during a particular 30-day (or one-month) period (including dividends and interest), less expenses accrued during the period ("net investment income"), and will be computed by dividing net investment income by the maximum public offering price per share on the last day of the period.

The Fund also may provide current distribution information to its shareholders in shareholder reports or other shareholder communications or in certain types of sales literature provided to prospective investors. Current distribution information for the Fund will be based on distributions for a specified period (i.e., total dividends from net investment income), divided by the net asset value per share on the last day of the period and annualized. The rate of current distributions does not reflect deductions for unrealized losses from transactions in derivative instruments such as futures, which may reduce total return. Current distribution rates differ from standardized yield rates in that they represent what the Fund has declared and paid to shareholders as of the end of a specified period rather than the Fund's actual net investment income for that period.

Performance information for the Fund may also be compared to various unmanaged indices, such as the Lehman Brothers Aggregate Index, the Lehman Brothers Government/Corporate Index, the Salomon Brothers Broad Investment-Grade Bond Index, indices prepared by Lipper Analytical Services, and other entities or organizations which track the performance of investment companies or investment advisers. Unmanaged indices (i.e., other than Lipper) generally do not reflect deductions for administrative and management costs and expenses. Any performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio and the market conditions during the time period indicated, and should not be considered to be representative of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Fund, see the Statement of Additional Information.

From time to time, the Fund or its affiliates may provide information including, but not limited to, general economic conditions, comparative performance data and rankings with respect to comparable investments for the same period and for unmanaged market indices described in the Statement of Additional Information.

ADVISER AND
SERVICES ADMINISTRATOR
Ariel Capital Management, Inc.
307 North Michigan Avenue, Suite 500
Chicago, Illinois 60601
800-29-ARIEL (800-292-7435)
312-726-0140
312-726-7473 fax

SUB-ADVISER
Lincoln Capital Management Company
200 South Wacker Drive, Suite 2100
Chicago, Illinois 60606

PRINCIPAL UNDERWRITER
Ariel Distributors, Inc.
307 North Michigan Avenue, Suite 500
Chicago, Illinois 60601

INDEPENDENT AUDITORS
Ernst & Young LLP
233 South Wacker Drive
Chicago, Illinois 60606

TRANSFER AGENT AND CUSTODIAN
Investors Fiduciary Trust Company
127 West 10th Street
Kansas City, Missouri 64105

LEGAL COUNSEL
D'Ancona & Pflaum
30 North LaSalle Street, Suite 2900
Chicago, Illinois 60602

BOARD OF TRUSTEES

Bert N. Mitchell, CPA (Chairman of the Board of Trustees)
Founder, Chairman and Chief Executive Officer,
Mitchell/Titus & Co.

Mario L. Baeza, Esq.
President, Wasserstein Perella International; Managing Director and Chief Executive Officer, Americas Division,
Wasserstein Perella & Co., Inc.

William C. Dietrich, CPA
Chief Financial Officer, Home Shopping Alternatives, Inc.

Royce N. Flippin, Jr.
President, Flippin Associates; formerly Director of Program Advancement, Massachusetts Institute of Technology

John G. Guffey, Jr.
Chair, Calvert Social Investment Foundation
Treasurer and Director, Silby, Guffey and Co., Inc.

Mellody L. Hobson
Senior Vice President, Director of Marketing,
Ariel Capital Management, Inc.

Christopher G. Kennedy
Executive Vice President and Director,
Merchandise Mart Properties, Inc.

Eric T. McKissack, CFA
Vice Chairman and Co-Chief Investment Officer,
Ariel Capital Management, Inc.

                             ARIEL INVESTMENT TRUST
                      STATEMENT OF ADDITIONAL INFORMATION

                                October 1, 1995

                          FOR ARIEL PREMIER BOND FUND
                           307 North Michigan Avenue
                                   Suite 500
                            Chicago, Illinois 60601
                        1-800-29-ARIEL (1-800-292-7435)


Ariel Premier Bond Fund (the "Fund") is a series of Ariel Growth Fund, doing business as Ariel Investment Trust (the "Trust").


This Statement of Additional Information is not a prospectus but provides information that should be read in conjunction with the Fund's Prospectus dated October 1, 1995 and any supplement thereto, which may be obtained free of charge by writing or calling the Fund.

                               TABLE OF CONTENTS


FUNDAMENTAL INVESTMENT RESTRICTIONS..........................   3

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS......................   4

ADDITIONAL INFORMATION ABOUT
INVESTMENT TECHNIQUES........................................   5

IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF THE FUND..  11

SPECIAL TAX MATTERS..........................................  11

INVESTMENT ADVISER, SUB-ADVISER AND SERVICES ADMINISTRATOR...  12

METHOD OF DISTRIBUTION OF THE INVESTOR CLASS SHARES..........  13

TRANSFER AGENT AND CUSTODIAN.................................  14

PORTFOLIO TRANSACTIONS.......................................  14

INDEPENDENT AUDITORS.........................................  14

GENERAL INFORMATION..........................................  14

TRUSTEES AND OFFICERS........................................  15

COMPENSATION SCHEDULE........................................  16

CALCULATION OF PERFORMANCE DATA..............................  16

APPENDIX A...................................................  18

APPENDIX B...................................................  19


                      FUNDAMENTAL INVESTMENT RESTRICTIONS

The investment restrictions set forth below and the Fund's investment objective are fundamental policies and may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. As defined in the Investment Company Act of 1940, this means the lesser of the vote of (a) 67% of the shares of the Fund at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

     (1) COMMODITIES. The Fund may not purchase or sell commodities or commodity contracts except contracts in respect to financial futures.

     (2) REAL ESTATE. The Fund may not purchase real estate or real estate mortgages, but may purchase securities backed by real estate or interests therein (including mortgage interests) and securities of companies, including real estate investment trusts, holding real estate or interests (including mortgage interests) therein. (This does not prevent the Fund from owning and liquidating real estate or real estate interests incident to a default on portfolio securities.)

     (3)  DIVERSIFICATION OF FUND INVESTMENTS.

          (a) FUND ASSETS. With respect to 75% of the value of its total assets, the Fund may not buy the securities of any issuer if more than 5% of the value of the Fund's total assets would then be invested in that issuer. Securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements involving such securities ("U.S. Government Securities") are not subject to this limitation.

          (b) SECURITIES OF ISSUERS. With respect to 75% of the value of its total assets, the Fund may not purchase the securities of any issuer if after such purchase the Fund would then own more than 10% of such issuer's voting securities. U.S. Government Securities are not subject to this limitation.

     (4) INDUSTRY CONCENTRATION. The Fund may not purchase the securities of companies in any one industry if 25% or more of the value of the Fund's total assets would then be invested in companies having their principal business activity in the same industry. U.S. Government Securities are not subject to this limitation.

     (5) SENIOR SECURITIES; BORROWING. The Fund may not issue senior securities except as permitted under the Investment Company Act of 1940. The Fund may not pledge or hypothecate any of its assets, except in connection with permitted borrowing.

     (6) UNDERWRITING. The Fund does not engage in the underwriting of securities. (This does not preclude it from selling restricted securities in its portfolio.)

     (7) LENDING MONEY OR SECURITIES. The Fund may not lend money, except that it may purchase and hold debt securities publicly distributed or traded or privately placed and may enter into repurchase agreements. The Fund will not lend securities if such a loan would cause more than one-third of the Fund's net assets to then be subject to such loans.

     (8) OFFICER AND TRUSTEES. The Fund may not purchase from or sell to any of the Trust's officers or trustees, or firms of which any of them are members, any securities (other than capital stock of the Fund), but such persons or firms may act as brokers for the Fund for customary commissions.

                    NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

These policies may be changed by the Board of Trustees without shareholder approval.

     (1) MARGIN. The Fund may not purchase any securities on margin, except that the Fund may (a) obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; or (b) make margin deposits in connection with transactions in futures and forward contracts.

     (2) BORROWING. The Fund may not borrow money except from banks for temporary or emergency purposes in an amount not exceeding 33-1/3% of the value of its total assets (including amounts borrowed). The Fund may not purchase securities when money borrowed exceeds 5% of its total assets.

     (3) FUTURES. The Fund may not purchase a futures contract, except in respect to interest rates and then only if, with respect to positions which do not represent bona fide hedging, the aggregate initial margin for such positions would not exceed 5% of the Fund's total assets.

     (4) ILLIQUID SECURITIES. The Fund may not purchase illiquid securities (including restricted securities which are illiquid and repurchase agreements maturing in more than seven days) if, as a result, more than 15% of its net assets would be invested in such securities.

     (5) OWNERSHIP OF PORTFOLIO SECURITIES BY OFFICERS AND DIRECTORS. The Fund may not purchase or retain the securities of any issuer if any officer or trustee of the Fund or its investment adviser owns beneficially more than 1/2 of 1% of the securities of such issuer and if together such individuals own more than 5% of the securities of such issuer.

     (6) LENDING PORTFOLIO SECURITIES. The Fund may not loan portfolio securities.

     (7) OIL AND GAS PROGRAMS. The Fund may not invest in interests in oil, gas, or other mineral exploration or development programs, although it may invest in securities of issuers which invest in or sponsor such programs.

     (8) INVESTMENT COMPANIES. The Fund may not purchase the securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     (9) UNSEASONED ISSUERS. The Fund may not purchase the securities of companies which, together with its predecessors, have a record of less than three years' continuous operation if, as a result, more than 5% of the value of its assets would be invested in securities of such companies. U.S. Government Securities and issuers of asset-backed securities are not subject to this limitation.

                          ADDITIONAL INFORMATION ABOUT
                             INVESTMENT TECHNIQUES

LOANS OF PORTFOLIO SECURITIES

     The fundamental investment restrictions provide that the Fund may make secured loans of portfolio securities in order to realize additional income, provided that the Fund will not lend securities if such a loan would cause more than one-third of the total value of its net assets to then be subject to such loans. However, as a matter of non-fundamental policy, the Fund does not currently intend to make such loans. This policy may be changed by the Board of Trustees should they determine that such loans would benefit the Fund.

REPURCHASE AGREEMENTS

     The Fund may purchase securities subject to repurchase agreements which are transactions in which the Fund purchases a security and simultaneously commits to resell that security to the seller at a mutually agreed upon time and price. The seller's obligation is secured by the underlying security. The repurchase price reflects the initial purchase price plus an agreed upon market rate of interest. While the underlying security may bear a maturity in excess of one year, the term of the repurchase agreement is always less than one year.

     The Fund will engage in repurchase agreements with recognized securities dealers and banks determined to present minimal credit risk by the Sub-Adviser. In addition, the Fund will engage in repurchase agreements reasonably designed to fully secure the seller's obligation, during the term of the agreement, to repurchase the underlying security and the Fund will monitor the market value of the underlying security during the term of the agreement. If the value of the underlying security declines and is not at least equal to the repurchase price due to the Fund pursuant to the agreement, the Fund will require the seller to pledge additional securities or cash to secure the seller's obligations pursuant to the agreement. If the seller defaults on its obligation to repurchase and the value of the underlying security declines, the Fund may incur a loss and may incur expenses in selling the underlying security.

MORTGAGE DOLLAR ROLLS

     The Fund may enter into "mortgage dollar rolls," which are transactions in which the Fund sells a mortgage-related security (such as a GNMA security) to a dealer and simultaneously agrees to repurchase a similar security (but not same security) in the future at a pre-determined price. A "dollar roll" can be viewed as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. The dealer with which the Fund enters into a dollar roll transaction is not obliged to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 2.5% of the initial amount delivered.

     The Fund's obligations under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a segregated account. To the extent that the Fund collateralizes its obligations under a dollar roll agreement, the asset coverage requirements of the Investment Company Act of 1940, described below, will not apply to such transactions.

     The Fund may be released from its obligations under a dollar roll agreement by selling its position to another party at any time prior to the settlement date. The Fund may realize a gain or loss on such a sale. If the Fund realizes a gain, it will not be able to collect its profit until the original settlement date of the agreement. Because dollar roll transactions may be for terms ranging between one and six months, the amount of any such gain may be deemed "illiquid" and subject to the Fund's overall limitations on investments in illiquid securities.

     The Investment Company Act of 1940 requires the Fund to maintain continuous asset coverage (total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time.

TRANSACTIONS IN FUTURES

     As described in the Prospectus, the Fund may purchase and sell interest rate futures contracts ("futures contracts") for the purpose of hedging its portfolio of fixed-income securities against the adverse effects of anticipated movements in interest rates or as an efficient means of regulating the Fund's exposure to the bond market. The Fund may trade futures contracts on any interest rate related instrument. The Fund is subject to the tax requirement that less than 30% of its gross income be derived from the sale or other disposition of stocks, securities and certain options, futures or forward contracts held for less than three months. This requirement may limit the Fund's ability to engage in the hedging transactions and strategies described below. The Fund is also subject to certain requirements of the Commodity Futures Trading Commission ("CFTC") which are described below. See the Appendix for a more complete description of futures transactions.

     The Fund will engage in transactions in futures contracts only for bona fide hedging, yield enhancement and risk management purposes, in each case in accordance with the rules and regulations of the CFTC. The Fund will not engage in a futures transaction if it would cause the aggregate of initial margin deposits which do not represent bona fide hedging to exceed 5% of the value of total assets. The successful use of futures for hedging purposes depends on the Sub-Adviser's ability to forecast interest rate movements. Should interest rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the futures contracts and thus may be in a worse position than if such strategies had not been used.

     The Fund may also use futures transactions to lengthen or shorten the duration of the Fund's portfolio. The Sub-Adviser can lengthen the duration of the portfolio by purchasing futures and can shorten the duration by selling futures. Duration measures the interest rate sensitivity of the Fund's portfolio. A longer duration means more interest rate sensitivity and therefore greater gains or losses when interest rates change.

RISK FACTORS IN TRANSACTIONS IN FUTURES

     The trading of futures contracts for hedging and duration management purposes involves the risk of imperfect correlation between movements in the price of the futures contracts and the price of the security being hedged. The hedge will not be fully effective where there is imperfect correlation between the movements in the two financial instruments. For example, if the price of the futures contract moves more than the price of the hedged security, the Fund would experience either a loss or gain on the future which is not completely offset by movements in the price of the hedged securities. To compensate for imperfect correlations, the Fund may purchase or sell futures contracts in a greater dollar amount than the hedged securities if the volatility of the hedged securities is historically greater than the volatility of the futures contracts. Conversely, the Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged securities is historically less than that of the futures contracts, although such transactions will in any event be entered into solely for hedging purposes. To the extent interest rates remain stable during the period in which a futures contract is held by the Fund or such rates move in a direction opposite to that anticipated, the Fund may realize a loss on the hedging transaction which is not fully or partially offset by an increase in the value of portfolio securities. As a result, the Fund's total return for such period may be less than if it had not engaged in the hedging transaction.

     The Fund may also purchase futures contracts to hedge against a possible increase in the price of securities before the Fund is able to invest its cash in fixed-income securities. In such instances, it is possible that the market may instead decline. If the Fund does not then invest in such securities because of concern as to possible further market decline or for other reasons, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

     Because of low initial margin deposits made upon the opening of a futures position, futures transactions involve substantial leverage. As a result, relatively small movements in the price of the futures contract can result in substantial unrealized gains or losses. When the Fund engages in the purchase and sale of financial futures contracts for hedging purposes, however, any losses incurred in connection therewith should, if the hedging strategy is successful, be offset in whole or in part by increases in the value of securities held by the Fund or decreases in the price of securities the Fund intends to acquire. In addition, the Fund will set aside cash or cash equivalents equal, on a daily basis, to its obligations under such contracts in order to mitigate the effects of such coverage.

     The anticipated offsetting movements between the price of the futures contracts and the hedged security may be distorted due to differences in the nature of the markets, such as differences in initial and variation margin requirements, the liquidity of such markets and the participation of speculators in such markets.

     The trading of futures contracts is also subject to certain market risks, such as trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing corporation or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES

     Mortgage-related securities (often referred to as "mortgage-backed" securities) are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations . The Fund may also invest in debt securities which are secured with collateral consisting of mortgage-related securities, and other types of mortgage-related securities.

     Mortgage Pass-Through Securities. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs which may be incurred. Some mortgage-related securities (such as securities issued by the Government National Mortgage Association ("GNMA")) are described as "modified pass-through." These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

     The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) backed by pools of FHA-insured or VA-guaranteed mortgages.

     Government-related guarantors (i.e., not backed by the full faith and credit of the United States Government) include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA but are not backed by the full faith and credit of the United States Government.

     FHLMC was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. It is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the United States Government.

     Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are not direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers.
Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets the Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund currently does not intend to purchase pass-through securities that are not issued or guaranteed by an agency or instrumentality of the U.S. Government.

     Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Fund's industry concentration restrictions, set forth under "Fundamental Investment Restrictions," by virtue of the exclusion from that test available to all U.S. Government Securities. In case of privately issued mortgage-related securities, the Fund takes the position that mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs.

     Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

     CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs can provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

     In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The Series A, B and C Bonds all bear current interest. Interest on the Series Z Bond is accrued and added to principal and a like amount is paid as principal on the Series A, B or C Bond currently being paid off. When the Series A, B and C Bonds are paid in full, interest and principal on the Series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

     FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC Participation Certificates, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. This "pass-through" of prepayments has the effect of retiring most CMO classes prior to their stated final maturity.

     If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

     Criteria for the mortgage loans in the pool backing the FHLMC CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

     Other Mortgage-Related Securities. Other mortgage-related securities include securities other than those described above that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property, including stripped mortgage-backed securities. Other mortgage-related securities may be equity or debt securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial banks, investment banks, partnerships, trusts and special purpose entities of the foregoing.

     Stripped Mortgage-Backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

     SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on SMBS is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a change in the rate of principal payments may have a material adverse effect on the Fund's yield to maturity from these securities or the Fund's ability to fully recoup its initial investment in these securities, even if the security is in one of the highest rating categories.

OTHER ASSET-BACKED SECURITIES

     The Fund may invest in securities that are backed by a diversified pool of assets other than mortgages such as trade, credit card and automobile receivables. Asset-backed securities are generally issued by special purpose entities in the form of debt instruments. The characteristics and risks of automobile and credit card receivables are described below.

     Automobile Receivable Securities. The Fund may invest in asset-backed securities which are backed by receivables from motor vehicle installment sales contracts or installment loans secured by motor vehicles ("Automobile Receivable Securities"). Since installment sales contracts for motor vehicles or installment loans related to such contracts ("Automobile Contracts") typically have shorter durations and lower incidences of prepayment, Automobile Receivable Securities generally will exhibit a shorter average life and are less susceptible to prepayment risk.

     Most entities that issue Automobile Receivable Securities create an enforceable interest in their respective Automobile Contracts only by filing a financing statement and by having the servicer of the Automobile Contracts, which is usually the originator of the Automobile Contracts, take custody of the Automobile Contract. In such circumstances, if the servicer of the Automobile Contracts were to sell the Automobile Contracts to another party, in violation of its obligation not to do so, there is a risk that such party could acquire an interest in the Automobile Contracts superior to that of the holders of Automobile Receivable Securities. Also, although most Automobile Contracts grant a security interest in a motor vehicle being financed, in most states the security interest in a motor vehicle must be noted on the certificate of title to create an enforceable security interest against competing claims of other parties. Due to the large number of vehicles involved, however, the certificate of title to each vehicle financed, pursuant to the Automobile Contracts underlying the Automobile Receivable Security, is usually not amended to reflect the assignment of the seller's security interest for the benefit of the holders of the Automobile Receivable Securities. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on the securities. In addition, various state and federal securities laws give the motor vehicle owner the right to assert against the holder of the owner's Automobile Contract certain defenses such owner would have against the seller of the motor vehicle. The assertion of such defenses could reduce payments on the Automobile Receivable Securities. Investment grade Automobile Receivable Securities are typically over-collateralized and have other forms of credit enhancement to mitigate these risks.

     Credit Card Receivable Securities. The Fund may invest in asset-backed securities backed by a diversified pool of receivables from revolving credit card agreements ("Credit Card Receivable Securities"). Credit balances on revolving credit card agreements ("Accounts") are generally paid down more rapidly than are Automobile Contracts. Most Credit Card Receivable Securities provide for a fixed period during which only interest payments are paid to the security holder. Principal payments received on underlying Accounts are used to purchase additional assets. The initial fixed period usually may be shortened upon the occurrence of specified events which signal a potential deterioration in the quality of the assets backing the security, such as the imposition of a cap on interest rates. The ability of the issuer to make principal and interest payments on Credit Card Receivable Securities thus depends upon the continued generation of additional principal amounts in the underlying accounts during the initial period and the non-occurrence of specified events. An acceleration in cardholders' payments rates or any other event which shortens the period during which additional credit card charges on an Account may be transferred to the pool of assets supporting the related Credit Card Receivable Security could shorten the weighted average life and reduce the yield of the Credit Card Receivable Security.

     Credit cardholders are entitled to the protection of a number of state and federal consumer credit laws, many of which give such holder the right to set off certain amounts against balances owed on the credit card, thereby reducing amounts paid on Accounts. In addition, unlike most other asset backed securities, Accounts are unsecured obligations of the cardholder.

          IN-KIND PURCHASES OF INSTITUTIONAL CLASS SHARES OF THE FUND

     Shares of the Fund are continuously offered at their net asset value next determined after an order is accepted. The methods available for purchasing shares of the Fund are described in the Prospectus. In addition, Institutional Class shares of the Fund may be purchased using securities, so long as the securities delivered to the Fund meet the investment objective and policies of the Fund, including its investment restrictions, and are otherwise acceptable to the Sub-Adviser, which reserves the right to reject all or any part of the securities offered in exchange for shares of the Fund. Among other things, the Sub-Adviser will consider the following criteria in determining whether to accept securities for "in-kind" purchase of Fund shares.

     (1) The securities offered by the investor in exchange for shares of the Fund must be readily marketable and must not be in any way restricted as to resale or otherwise be illiquid.

     (2) The securities must have a value which is readily ascertainable in accordance with the procedures used by the Fund to value its portfolio securities.

     The Fund believes that this ability to purchase Institutional Class shares of the Fund using securities provides a means by which holders of certain securities may obtain diversification and continuous professional management of their investments without the expense of selling those securities in the public market. Benefits to the Fund may include the ability to acquire desirable securities at a lower transaction cost.

     An investor who wishes to make an "in-kind" purchase must furnish in writing to the Fund a list with a full and exact description of all of the securities which the investor proposes to deliver. The Fund will advise the investor as to those securities which it is prepared to accept and will provide the investor with the necessary forms to be completed and signed by the investor. The investor should then send the securities, in the proper form for transfer, with the necessary forms to the Fund and certify that there are no legal or contractual restrictions on the free transfer and sale of the securities. The securities will be valued as of the close of business on the day of receipt by the Fund in the same manner as portfolio securities of the Fund are valued. (See the section entitled "Net Asset Value" in the Prospectus.) The number of shares of the Fund, having a net asset value as of the close of business on the day of receipt equal to the value of the securities delivered by the investor, will be issued to the investor.

     The exchange of securities by the investor pursuant to this offer will constitute a taxable transaction and may result in a gain or loss to the investor for Federal income tax purposes. Each investor should consult a tax adviser to determine the tax consequences under Federal and state law of making such an "in-kind" purchase.

                              SPECIAL TAX MATTERS

     The Fund may write, purchase or sell futures, or forward contracts.
Futures contracts that are "Section 1256 contracts" will be "marked to market" for federal income tax purposes at the end of each taxable year, i.e., each such futures contract will be treated as sold for its fair market value on the last day of the taxable year. Code Section 1092, which applies to certain "straddles" may affect the taxation of the Fund's transactions in futures and forward contracts. Under Section 1092, the Fund will be required to postpone recognition for tax purposes of losses incurred in certain closing transactions involving futures and forward contracts.

     One of the requirements for qualification as a regulated investment company is that less than 30% of the Fund's gross income is derived from gains from the sale or other disposition of securities held for less than three months, therefore the Fund may be restricted in effecting closing transactions within three months after entering into futures or forward contracts.

     As a result of the "mark to market" rules discussed above and amortization of income from bonds purchased at a discount, the Fund may realize taxable income not represented by actual receipt of cash. If such income is significant, then the Fund may have to sell portfolio securities to pay out required distributions in order to avoid taxation at the Fund level.

Dual-Class Structure. The Fund intends to seek a ruling from the Internal Revenue Service ("IRS") to the effect that differing distributions between the classes of its shares will not result in the Fund's dividends and other distributions being regarded as "preferential dividends" under the Code. Generally, a preferential dividend is a dividend which the Fund cannot treat as having been distributed for purposes of (i) determining whether the Fund qualifies as a regulated investment company ("RIC") for federal tax purposes, and (ii) determining the Fund's tax liability. While rulings similar to those to be requested have been issued previously by the IRS, complete assurance cannot be given that the Fund will receive such a ruling. Although an adverse determination by the IRS is not currently expected, the Fund may be required to reassess its dual class share structure (and reserves the right to do so) if the IRS does not rule favorably since that could impact the Fund's ability to qualify as a RIC.

           INVESTMENT ADVISER, SUB-ADVISER AND SERVICES ADMINISTRATOR

     Ariel Capital Management, Inc. (the "Adviser"), 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601, which is controlled by John W. Rogers, Jr., acts as investment adviser under an Investment Advisory Agreement and also acts as the Administrator under an Administrative Services Agreement with the Trust.

     Both the Investment Advisory Agreement and the Administrative Services Agreement between the Trust and the Adviser will remain in effect as to the Fund indefinitely, provided continuance is approved at least annually by vote of the Board of Trustees of the Trust or by the holders of a majority of the outstanding shares of the Fund; and further provided that such continuance is also approved annually by the vote of a majority of the Trustees of the Trust who are not parties to either Agreement or interested persons of parties to such agreement or interested persons of such parties, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements may be terminated without penalty by the Trust or the Adviser upon 60 days' prior written notice; automatically terminates in the event of its assignment.

     Under the Investment Advisory Agreement, the Adviser performs or supervises the investment and reinvestment of the assets of the Fund and is responsible for certain management services that are necessary or desirable to the operation of the Fund. The Adviser may delegate its investment management responsibilities to a sub-adviser selected by the Adviser and approved in accordance with the Investment Company Act of 1940. The management services provided by the Adviser consist of maintaining the Fund's organizational existence, providing office space and personnel, preparing, filing and distributing notices, proxy materials, reports to regulatory bodies, and reports to shareholders of the Fund, maintaining portfolio and general accounting records; and other incidental management services as are necessary to the conduct of the Fund's affairs except such notices, materials, reports, records and services as are to be provided under the Administrative Services Agreement.

     The Adviser also performs services under the Administrative Services Agreement as described in the Prospectus.

     Lincoln Capital Management Company (the "Sub-Adviser"), 200 South Wacker Drive, Chicago, IL 60606, acts as the Sub-Adviser of the Fund. Under a Sub-Advisory agreement with the Adviser, the Sub-Adviser manages the day-to-day investment operations for the Fund. The Fund pays no fees directly to the Sub-Adviser.

     The Adviser and Sub-Adviser have adopted Codes of Ethics which regulate the personal securities transactions of the Adviser's and the Sub-Adviser's investment personnel and other employees and affiliates with access to information regarding securities transactions of the Fund. Both Codes of Ethics require investment personnel to disclose all personal securities holdings upon commencement of employment and all subsequent trading activity to the firm's Compliance Officer. Investment personnel are prohibited from engaging in any securities transactions, including the purchase of securities in a private offering, without the prior consent of the Compliance Officer. Additionally, such personnel are prohibited from purchasing securities in an initial public offering and are prohibited from trading in any securities (i) for which the Fund has a pending buy or sell order, (ii) which the Fund is considering buying or selling, or (iii) which the Fund purchased or sold within seven calendar days.

              METHOD OF DISTRIBUTION OF THE INVESTOR CLASS SHARES

     The Trust has entered into an agreement with Ariel Distributors, Inc. ("Ariel Distributors") whereby Ariel Distributors serves as the principal underwriter to distribute the Fund's shares on a no-load basis. Pursuant to the Underwriting Agreement and the Distribution Plan referred to below, Ariel Distributors receives a fee at the annual rate of 0.25% of the average daily net assets of the Investor Class, for distribution services to such class and for assuming certain marketing expenses.

     The Trust has also adopted a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act of 1940 with respect to the Investor Class (the "Distribution Plan"). Rule 12b-1 permits an investment company to finance, directly or indirectly, any activity which is primarily intended to result in the sale of its shares only if it does so in accordance with the provisions of such Rule. The Distribution Plan authorizes the Trust to pay up to 0.30% annually of the average daily net assets of the Investor Class in connection with the distribution of the Investor Class shares. Consistent with the Underwriting Agreement, however, payments under the Distribution Plan are currently limited by the Board of Trustees to 0.25% annually of such average daily net asset value.

     The Distribution Plan was approved by the Board of Trustees, including the Trustees who are not "interested persons" of the Fund (as that term is defined in the Investment Company Act of 1940) and who have no direct financial interest in the operation of the Plan or in any agreements related to the Distribution Plan (the "Independent Trustees"). The selection and nomination of the Independent Trustees is committed to the discretion of such Independent Trustees. In establishing the Distribution Plan, the Trustees considered various factors including the amount of the distribution fee. The

Trustees determined that there is a reasonable likelihood that the Distribution Plan will benefit the Trust and its shareholders.

     The Distribution Plan may be terminated as to the Investor Class by vote of a majority of Independent Trustees, or by vote of a majority of the outstanding Investor Class shares. Any change in the Distribution Plan that would materially increase the distribution cost to the class requires approval of the shareholders of that class; otherwise, the Distribution Plan may be amended by the Trustees, including a majority of the Independent Trustees.

     The Distribution Plan will continue in effect indefinitely, if not terminated in accordance with its terms, provided that such continuance is annually approved by (i) the vote of a majority of Independent Trustees, and
(ii) the vote of a majority of the entire Board of Trustees.

     Apart from the Distribution Plan, the Adviser, at its expense, may incur costs and pay expenses associated with the distribution of shares of the Fund, including compensation to broker-dealers in consideration of promotional or administrative services.

                          TRANSFER AGENT AND CUSTODIAN

     Investors Fiduciary Trust Company (''IFTC'') has been retained by the Trust to act as transfer agent, custodian, dividend disbursing agent and shareholder servicing agent. These responsibilities include: responding to shareholder inquiries and instructions concerning their accounts; crediting and debiting shareholder accounts for purchases and redemptions of Fund shares and confirming such transactions; updating of shareholder accounts to reflect declaration and payment of dividends; keeping custody of all of the Fund's investments; and preparing and distributing quarterly statements to shareholders regarding their accounts.

                             PORTFOLIO TRANSACTIONS

     In addition to its management of the Fund's portfolio, the Sub-Adviser also acts as investment adviser to various private accounts. There may be times when an investment decision may be made to purchase or sell the same security for the Fund and one or more clients of the Sub-Adviser. In those circumstances, the transactions will be allocated as to amount and price in a manner considered equitable to each. In some instances, this procedure could adversely affect the Fund but the Fund deems that any disadvantage in the procedure would be outweighed by the increased selection available and the increased opportunity to engage in volume transactions.

                              INDEPENDENT AUDITORS

     The Fund's independent auditors, Ernst & Young LLP, 233 South Wacker Drive, Chicago, IL 60606, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

                              GENERAL INFORMATION

     The Fund, together with Ariel Growth Fund and the Ariel Appreciation Fund are the three series of Ariel Growth Fund (doing business as Ariel Investment Trust), an open-end, diversified management investment company organized as a serial Massachusetts business trust on April 1, 1986. The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The shareholders of a Massachusetts business trust might, however, under certain circumstances, be held personally liable as partners for its obligations. The Declaration of Trust provides for indemnification and reimbursement of expenses out of Trust assets for any shareholder held personally liable for obligations of the Trust.

     Each share of a series of the Trust represents an equal proportionate interest in that series and is entitled to such dividends and distributions out of the income belonging to such shares as declared by the Board. Upon any liquidation of the Trust, shareholders are entitled to share pro rata in the net assets belonging to that series available for distribution.

     The Prospectus and this Statement of Additional Information do not contain all the information in the Fund's registration statement. The registration statement is on file with the Securities and Exchange Commission and is available to the public.

                             TRUSTEES AND OFFICERS

     Set forth below are the principal business affiliations of the Trustees and Officers during the last five years:

MARIO L. BAEZA, ESQ., 44, Trustee. Mr. Baeza is President of Wasserstein Perella International Limited, and Managing Director and Chief Executive Officer, Americas Division, Wasserstein Perella & Co., Inc. Formerly, he was a partner with Debevoise and Plimpton. Address: 875 Third Avenue, New York, New York 10022.

WILLIAM C. DIETRICH, CPA, 46, Trustee. Mr. Dietrich is Chief Financial Officer for Home Shopping Alternatives, Inc. He formerly served as Chief Financial Officer for Shoppers Express, Inc. and Practice Director for Johnson, Lambert & Co. Address: 6 Yearling Court, Rockville, Maryland 20816.

ROYCE N. FLIPPIN, JR., MBA, 61, Trustee. Mr. Flippin is President of Flippin Associates. Formerly, he was Director of Program Advancement at the Massachusetts Institute of Technology and was the Director of Athletics, Physical Education and Recreation at MIT and Princeton University. Address: 120 Massachusetts Avenue, Cambridge, Massachusetts 02139.

JOHN G. GUFFEY, JR., 47, Trustee. Mr. Guffey is chairman of the Calvert Social Investment Foundation, organizing director of the Community Capital Bank in Brooklyn, New York, and a financial consultant to various organizations. In addition, he is the Treasurer and Director of Silby, Guffey and Co., Inc., a venture capital firm. Mr. Guffey was formerly an officer and is a trustee/director of each of the investment companies in the Calvert Group of Funds, except for Acacia Capital Corporation. Address: 7205 Pomander Lane, Chevy Chase, Maryland 20815.

CHRISTOPHER G. KENNEDY, 32, MBA Trustee. Mr. Kennedy is Executive Vice President and a Director of Merchandise Mart Properties, Inc., a real estate management firm. Prior to 1991, he was a student at the J.L. Kellogg Graduate School of Management at Northwestern University. Address: The Merchandise Mart, 200 World Trade Center, Suite 470, Chicago, Illinois 60654.

BERT N. MITCHELL, MBA, CPA, 57, Chairman of the Board and Trustee. Mr. Mitchell is the Chairman and Chief Executive Officer of Mitchell, Titus & Co., the nation's largest minority-owned certified public accounting firm. Address: One Battery Park Plaza, New York, New York 10004.

/1/MELLODY L. HOBSON, 26, Trustee. Ms. Hobson is Senior Vice President, Director of Marketing of Ariel Capital Management. Prior to 1991, she was a student at Princeton University, Princeton, New Jersey. Address: 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

/1/ERIC T. MCKISSACK, 42, Trustee and President. Mr. McKissack is Vice Chairman and Co-Chief Investment Officer of Ariel Capital Management. Formerly, Mr. McKissack was a research analyst at First National Bank of Chicago. Address: 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

/1/ROGER P. SCHMITT, 38, Vice President, Secretary and Assistant Treasurer. Mr. Schmitt is Chief Operating Officer of Ariel Capital Management. Formerly, Mr. Schmitt was Marketing Manager with IBM Corporation. Address: 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

/1/EDWARD SINGLETON, 44, Treasurer and Assistant Secretary. Mr. Singleton is Chief Financial Officer of Ariel Capital Management. He also operates an accounting and tax consulting business. Formerly, Mr. Singleton was Manager of Tax and Regulatory Compliance for American Drug Stores, Inc., a subsidiary of American Stores Company. Address: 307 North Michigan Avenue, Suite 500, Chicago, Illinois 60601.

--------------
1 Officers and trustees deemed to be "interested persons" of the Fund under the Investment Company Act of 1940.


                             COMPENSATION SCHEDULE

     During the fiscal year ended September 30, 1994, compensation paid to the trustees of the Trust not affiliated with the Adviser was as follows:


                    NAME                      COMPENSATION
                    ----                      ------------

                    Mario L. Baeza               $8,200
                    William C. Dietrich          $7,400
                    Royce N. Flippin, Jr.        $8,200
                    John G. Guffey, Jr.          $7,400
                    Christopher G. Kennedy       $    0*
                    Bert N. Mitchell             $8,200


* Mr. Kennedy was not a Trustee during the fiscal year ended September 30, 1994.


                        CALCULATION OF PERFORMANCE DATA

TOTAL RETURN

     The Fund may advertise performance in terms of average annual total return for 1-, 5- and 10-year periods, or for such lesser periods as the Fund has been in existence. Average annual total return is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                               P(1 + T)/n/ = ERV

     Where:    P     =     a hypothetical initial payment of $1,000
               T     =     average annual total return
               n     =     number of years
               ERV   =     ending redeemable value of a hypothetical $1,000
                           payment made at the beginning of the 1-, 5- or 10-year periods at the end of the year or period.

     The calculation assumes all charges are deducted from the initial $1,000 payment and assumes all dividends and distributions by the Fund are reinvested at the price stated in the prospectus on the reinvestment dates during the period, and includes all recurring fees that are charged to all shareholder accounts.

YIELD

     The Fund may advertise performance in terms of a 30-day yield quotation. The 30-day yield quotation is computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:


                        a-b
               Yield=2[(---+1)/6/-1]
                         cd


     Where:   a    =    dividends and interest earned during the period
              b    =    expenses accrued for the period (net of reimbursement)
              c    =    the average daily number of shares outstanding during
                        the period that were entitled to receive dividends
              d    =    the maximum offering price per share on the last day
                        of the period


NONSTANDARDIZED TOTAL RETURN

     The Fund may provide the above described standard total return results for a period which ends not earlier than the most recent calendar quarter end and which begins either twelve months before or at the time of commencement of the Fund's operations. In addition, the Fund may provide nonstandardized total return results for differing periods, such as for the most recent six months. Such nonstandardized total return is computed as otherwise described under "Total Return" except that no annualization is made.

DISTRIBUTION RATES

     In its sales literature, the Fund may also quote its distribution rate along with the above described standard total return and yield information. The distribution rate is calculated by annualizing the latest distribution and dividing the result by the offering price per share as of the end of the period to which the distribution relates. A distribution can include gross investment income from debt obligations purchased at a premium and in effect include a portion of the premium paid. A distribution can also include gross short-term capital gains without recognition of any unrealized capital losses. Further, a distribution can include income from the sale of options by the Fund even though such option income is not considered investment income under generally accepted accounting principles.

     Because a distribution can include such premiums, capital gains and option income, the amount of the distribution may be susceptible to control by the Adviser through transactions designed to increase the amount of such items. Also, because the distribution rate is calculated in part by dividing the latest distribution by net asset value, the distribution rate will increase as the net asset value declines. A distribution rate can be greater than the yield rate calculated as described above.

                                   APPENDIX A

                             Interest Rate Futures

     The Fund may purchase and sell interest rate futures contracts with respect to interest rate related instruments.

     A futures contract creates a binding obligation on the purchaser (the "long") to accept delivery, and the seller (the "short") to make delivery, of the face amount of the security underlying the futures contract in a stated delivery month, at a price fixed in the contract or to make a cash settlement in lieu of actual delivery. A majority of transactions in futures contracts, however, do not result in actual delivery of the underlying security, but are settled through liquidation by entering into an offsetting transaction. Futures contracts are traded only on commodity exchanges ("contract markets") approved by the Commodity Futures Trading Commission ("CFTC"). Transactions in futures contracts must be executed through a broker/dealer which is registered with the CFTC or a futures commission merchant ("FCM") which is a member of the relevant contract market.

     The purchase or sale of a futures contract differs from the purchase or sale of a security in that the total cash value reflected by the futures contract is not paid. Instead, an amount of cash or securities acceptable to the Fund's FCM and the relevant contract market, which varies, but may be 5% or less of the contract amount, must be deposited with the FCM. This amount is known as "initial margin," and represents a "good faith" deposit (like a down payment) assuring the performance of both the purchaser and the seller under the futures contract. Subsequent payments to and from the FCM, known as "variation margin," are required to be made on a daily basis as the price of the futures contract fluctuates, making the long or short positions in the futures contract more or less valuable, a process known as "marking to market." Prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the FCM, and the Fund realizes a loss or gain. In addition, a commission is paid on each completed purchase and sale transaction.

     The Fund will deal only in standardized contracts on recognized exchanges. The clearing members of an exchange's clearing corporation guarantee the performance of their futures contracts through the clearing corporation, a nonprofit organization managed by the exchange membership which is also responsible for handling daily accounting of deposits or withdrawals of margin.

                                  APPENDIX B



CORPORATE BOND AND COMMERCIAL PAPER RATINGS

The following is a description of Moody's Investors Service, Inc.'s bond ratings:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they compromise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e. they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

The following is a description of Standard & Poor's Corporation's investment grade bond ratings:

AAA: Bonds rated AAA are considered highest grade obligations. They possess the ultimate degree of protection as to principal and interest. They move with market interest rates, and thus provide the maximum safety on all counts.

AA: Bonds rated AA are high-grade obligations. In the majority of instances, they differ from AAA issues only to a small degree. Prices of AA bonds also move with the long-term money market.

A: Bonds rated A are upper medium grade obligations. They have considerable investment strength, but are not entirely free from adverse effects of change in economic and trade conditions. Interest and principal are regarded as safe. They predominantly reflect money rates in their market behavior but, to some extent, also economic conditions.

BBB: Bonds rated BBB are medium grade obligations. They are considered borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and are normally protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant monitoring. These bonds are more responsive to business and trade conditions than to interest rates. This group is the lowest that qualifies for commercial bank investment.

Commercial paper rated A by Standard & Poor's Corporation has the following characteristics: liquidity ratios are adequate to meet cash requirements; long-term senior debt is rated "A" or better; the issuer has access to at least two adequate channels of borrowing; basic earnings and cash flow have an upward trend with allowance made for unusual circumstances; typically, the issuer's industry is well-established and the issuer has a strong position within the industry; and the reliability and quality of management are unquestioned. The relative strength or weakness of the above factors determines whether an issuer's commercial paper is rated A-1, A-2, or A-3.

Issuers rated Prime-1 by Moody's Investors Services, Inc., are considered to have superior capacity of repayment of short-term promissory obligations. Such repayment capacity will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.